                                                                     EXHIBIT 4.B


                               EL PASO CORPORATION


                                       AND


                              JPMORGAN CHASE BANK,


                           AS PURCHASE CONTRACT AGENT





                           PURCHASE CONTRACT AGREEMENT


                            DATED AS OF JUNE 26, 2002

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
 ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Compliance Certificates and Opinions..................................................13
         Section 1.3       Form of Documents Delivered to Agent..................................................14
         Section 1.4       Acts of Holders; Record Dates.........................................................14
         Section 1.5       Notices...............................................................................15
         Section 1.6       Notice to Holders; Waiver.............................................................16
         Section 1.7       Effect of Headings and Table of Contents..............................................16
         Section 1.8       Successors and Assigns................................................................17
         Section 1.9       Separability Clause...................................................................17
         Section 1.10      Benefits of Agreement.................................................................17
         Section 1.11      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.......................17
         Section 1.12      Legal Holidays........................................................................18
         Section 1.13      Counterparts..........................................................................18
         Section 1.14      Inspection of Agreement...............................................................18

 ARTICLE II. CERTIFICATE FORMS...................................................................................18
         Section 2.1       Forms of Certificates Generally.......................................................18
         Section 2.2       Form of Agent's Certificate of Authentication.........................................19

 ARTICLE III. THE EQUITY SECURITY UNITS..........................................................................20
         Section 3.1       Title and Terms; Denominations........................................................20
         Section 3.2       Rights and Obligations Evidenced by the Certificates..................................20
         Section 3.3       Execution, Authentication, Delivery and Dating........................................21
         Section 3.4       Temporary Certificates................................................................22
         Section 3.5       Registration; Registration of Transfer and Exchange...................................22
         Section 3.6       Book-Entry Interests..................................................................23
         Section 3.7       Notices to Holders....................................................................24
         Section 3.8       Appointment of Successor Clearing Agency..............................................24
         Section 3.9       Definitive Certificates...............................................................24
         Section 3.10      Mutilated, Destroyed, Lost and Stolen Certificates....................................25
         Section 3.11      Persons Deemed Owners.................................................................26
         Section 3.12      Cancellation..........................................................................26
         Section 3.13      Creation of Stripped Units............................................................27
         Section 3.14      Recreation of Equity Security Units...................................................28
         Section 3.15      Transfer of Collateral Upon Occurrence of Termination Event...........................29
         Section 3.16      No Consent to Assumption..............................................................30

 ARTICLE IV. THE NOTES, TREASURY CONSIDERATION AND APPLICABLE OWNERSHIP INTERESTS IN THE TREASURY PORTFOLIO......30
         Section 4.1       Payment of Interest; Rights to Interest Payments Preserved; Notice....................30
         Section 4.2       Notice and Voting.....................................................................31

         Section 4.3       Tax Event Redemption..................................................................32

 ARTICLE V. THE PURCHASE CONTRACTS; THE REMARKETING..............................................................33
         Section 5.1       Purchase of Shares of Common Stock....................................................33
         Section 5.2       Contract Adjustment Payments..........................................................35
         Section 5.3       Deferral of Contract Adjustment Payments..............................................36
         Section 5.4       Payment of Purchase Price; Remarketing................................................37
         Section 5.5       Issuance of Shares of Common Stock....................................................42
         Section 5.6       Adjustment of Settlement Rate.........................................................43
         Section 5.7       Notice of Adjustments and Certain Other Events........................................48
         Section 5.8       Termination Event; Notice.............................................................49
         Section 5.9       Early Settlement......................................................................49
         Section 5.10      Early Settlement Upon Merger..........................................................51
         Section 5.11      Charges and Taxes.....................................................................53
         Section 5.12      No Fractional Shares..................................................................54
         Section 5.13      Tax Treatment.........................................................................54
         Section 5.14      ERISA.................................................................................54

 ARTICLE VI. REMEDIES............................................................................................55
         Section 6.1       Unconditional Right of Holders to Purchase Common Stock...............................55
         Section 6.2       Restoration of Rights and Remedies....................................................55
         Section 6.3       Rights and Remedies Cumulative........................................................55
         Section 6.4       Delay or Omission Not Waiver..........................................................55
         Section 6.5       Undertaking For Costs.................................................................56
         Section 6.6       Waiver of Stay or Extension Laws......................................................56

 ARTICLE VII. THE AGENT..........................................................................................56
         Section 7.1       Certain Duties, Rights and Immunities.................................................56
         Section 7.2       Notice of Default.....................................................................58
         Section 7.3       Certain Rights of Agent...............................................................58
         Section 7.4       Not Responsible For Recitals, Etc. ...................................................59
         Section 7.5       May Hold Equity Security Units and Stripped Units and Other Dealings..................60
         Section 7.6       Money Held In Custody.................................................................60
         Section 7.7       Compensation and Reimbursement........................................................60
         Section 7.8       Corporate Agent Required; Eligibility.................................................61
         Section 7.9       Resignation and Removal; Appointment of Successor.....................................61
         Section 7.10      Acceptance of Appointment by Successor................................................62
         Section 7.11      Merger, Conversion, Consolidation or Succession to Business...........................63
         Section 7.12      Preservation of Information; Communications to Holders................................63
         Section 7.13      Failure to Act........................................................................63
         Section 7.14      No Obligations of Agent...............................................................64
         Section 7.15      Tax Compliance........................................................................64

 ARTICLE VIII. SUPPLEMENTAL AGREEMENTS...........................................................................64
         Section 8.1       Supplemental Agreements Without Consent of Holders....................................64
         Section 8.2       Supplemental Agreements With Consent of Holders.......................................65

         Section 8.3       Execution of Supplemental Agreements..................................................66
         Section 8.4       Effect of Supplemental Agreements.....................................................66
         Section 8.5       Reference to Supplemental Agreements..................................................66

 ARTICLE IX. CONSOLIDATION, MERGER, SALE OR CONVEYANCE...........................................................67
         Section 9.1       Company May Consolidate, Etc., Only on Certain Terms..................................67
         Section 9.2       Successor Substituted.................................................................67

 ARTICLE X. COVENANTS............................................................................................68
         Section 10.1      Performance Under Purchase Contracts and this Agreement...............................68
         Section 10.2      Maintenance of Office or Agency.......................................................68
         Section 10.3      Company to Reserve Common Stock.......................................................69
         Section 10.4      Covenants as to Common Stock..........................................................69
         Section 10.5      Statements of Officer of the Company as to Default....................................69


EXHIBITS

Exhibit A         Form of Equity Security Units Certificate

Exhibit B         Form of Stripped Units Certificate

Exhibit C         Instruction from Purchase Contract Agent to Collateral Agent
                  Regarding Creation of Stripped Units or Recreation of Equity
                  Security Units

Exhibit D         Instruction from Holder to Purchase Contract Agent Regarding
                  Creation of Stripped Units or Recreation of Equity Security
                  Units

Exhibit E         Notice to Settle by Cash

Exhibit F         Election to Settle Early

         PURCHASE CONTRACT AGREEMENT, dated as of June 26, 2002, between El Paso Corporation, a Delaware corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, acting as Purchase Contract Agent for the Holders of Equity Security Units and Stripped Units from time to time (the "Agent").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Equity Security Units and Stripped Units.

         All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

         For and in consideration of the premises and the purchase of the Equity Security Units by the Holders thereof, the Company and the Agent mutually agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         Section 1.1 Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

         (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

         (d) the following terms have the meanings given to them in this Section 1.1(d):

         "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Market Value" has the meaning specified in Section 5.1(b).

         "Applicable Ownership Interest" means, with respect to the U.S. Treasury securities in the Treasury Portfolio, (A) for each $50 Stated Amount of a Note, a 1/20, or 5.0%, undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury security included in such Treasury Portfolio which matures on the Business Day immediately preceding the Stock Purchase Date and (B) for each scheduled Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, a 0.07675% undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury security included in the Treasury Portfolio that matures on the Business Day immediately preceding that Payment Date or Dates.

         "Applicants" has the meaning specified in Section 7.12(b).

         "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Board of Directors" means either the Board of Directors of the Company or any other committee of such Board duly authorized to act generally or in any particular respect for such Board hereunder.

         "Board Resolution" means (i) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification or (ii) a copy of a unanimous written consent of the Board of Directors.

         "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions and trust companies in the State of New York are authorized or required by law, regulation or executive order to be closed or a day on which the Agent, the Collateral Agent or the Trustee is closed for business.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

         "Cash Merger" has the meaning specified in Section 5.10(a).

         "Cash Settlement" has the meaning specified in Section 5.4(a).

         "Certificate" means an Equity Security Units Certificate or a Stripped Units Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Equity Security Units and Stripped Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Equity Security Units and Stripped Units.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Price" has the meaning specified in Section 5.1(b).

         "Code" means Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Collateral" has the meaning specified in Section 2.1(a) of the Pledge Agreement.

         "Collateral Account" has the meaning specified in Section 1.1(c) of the Pledge Agreement.

         "Collateral Agent" means The Bank of New York, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

         "Collateral Substitution" has the meaning specified in Section 3.13(a).

         "Common Stock" means the common stock, par value $3.00 per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor.

         "Constituent Person" has the meaning specified in Section 5.6(b).

         "Contract Adjustment Payments" means, in the case of Equity Security Units and Stripped Units, the amount payable by the Company in respect of each Purchase Contract constituting a part of such Equity Security Units or Stripped Units, equal to 2.86% per year of the Stated Amount, in each case computed:

                  (1) for any full quarterly period on the basis of a 360-day year of twelve 30-day months,

                  (2) for any period shorter than a full quarterly period, on the basis of a 30-day month; and

                  (3) for periods of less than a month, on the basis of the actual number of days elapsed per 30-day month,

plus any Deferred Contract Adjustment Payments accrued pursuant to Section 5.3.

         "Corporate Trust Office" means the office of the Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001.

         "Coupon Rate" means the percentage rate per annum at which each Note will bear interest initially.

         "Current Market Price" has the meaning specified in Section 5.6(a)(8).

         "Custodial Agent" means The Bank of New York, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

         "Deferred Contract Adjustment Payments" has the meaning specified in
Section 5.3(a).

         "Depositary" means, initially, The Depository Trust Company, until another Clearing Agency becomes its successor, and thereafter "Depositary" shall mean such successor.

         "Early Settlement" has the meaning specified in Section 5.9(a).

         "Early Settlement Amount" has the meaning specified in Section
5.9(a)(2).

         "Early Settlement Date" has the meaning specified in Section 5.9(a).

         "Early Settlement Rate" has the meaning specified in Section 5.9(c).

         "Equity Security Units" means the collective rights and obligations of a Holder of an Equity Security Units Certificate in respect of a Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

         "Equity Security Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Equity Security Units specified on such certificate, substantially in the form of Exhibit A hereto.

         "Equity Security Units Register" and "Equity Security Units Registrar" have the respective meanings specified in Section 3.5(a).

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any statute successor thereto, in each case as amended from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Expiration Date" has the meaning specified in Section 1.4(f).

         "Expiration Time" has the meaning specified in Section 5.6(a)(6).

         "Failed Remarketing" has the meaning specified in Section 5.4(e)(i).

         "Fair Market Value" with respect to securities distributed in a Spin-Off means:

         (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the Initial Public Offering price of those securities, and

         (b) in the case of any other Spin-Off, the average of the Sale Prices of those securities over the first 10 Trading Days after the effective date of such Spin-Off.

         "Global Certificate" means a Global Equity Security Units Certificate or a Global Stripped Units Certificate.

         "Global Equity Security Units Certificate" and "Global Stripped Units Certificate" mean a Certificate that evidences all or part of the Equity Security Units or Stripped Units, as the case may be, and is registered in the name of a Depositary or a nominee thereof.

         "Holder" means the Person in whose name the Equity Security Units evidenced by an Equity Security Units Certificate or Stripped Units evidenced by a Stripped Units Certificate is registered in the Equity Security Units Register or the Stripped Units Register, as the case may be.

         "Indenture" means the Indenture, dated as of May 10, 1999, between the Company and the Trustee as supplemented or amended by any officers' certificate or supplemental indenture.

         "Initial Public Offering," with respect to any Spin-Off, means the first time securities of the same class or type as the securities being distributed in the Spin-Off are bona fide offered to the public for cash.

         "Initial Remarketing Date" means the third Business Day immediately preceding May 16, 2005.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any other authorized officer of the Company or a person duly authorized by any of them and delivered to the Agent.

         "Last Failed Remarketing" has the meaning specified in Section
5.4(e)(i).

         "Merger Early Settlement" has the meaning specified in Section 5.10(a).

         "Merger Early Settlement Amount" has the meaning specified in Section 5.10(b)(2).

          "Merger Early Settlement Date" has the meaning specified in Section 5.10(a)(i).

         "Non-electing Share" has the meaning specified in Section 5.6(b).

         "Notes" means the series of senior debt securities of the Company designated the Senior Notes Due August 16, 2007, to be issued under the Indenture.

         "NYSE" means the New York Stock Exchange.

         "Office of the Agent in The City of New York" means an office where Certificates may be presented or surrendered for acquisition of shares of Common Stock, transfer or exchange, Notes may be presented for payment or surrendered for transfer or exchange, and where notices and demands to or upon the Company in respect of Equity Security Units and Stripped Units may be served, such office being located initially at 450 West 33rd Street, New York, New York 10001.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, Chief Executive Officer, the President, any Vice President or any other authorized officer of the Company or a person duly authorized by any of them and delivered to the Agent.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate of the Company.

         "Outstanding Units" means, as of the date of determination, all Equity Security Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                  (i) If a Termination Event has occurred, (A) Stripped Units and (B) Equity Security Units for which the related Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Equity Security Units;

                  (ii) Equity Security Units and Stripped Units evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                  (iii) Equity Security Units and Stripped Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Equity Security Units or Stripped Units evidenced by such Certificate are valid obligations of the Company;

provided, that in determining whether the Holders of the requisite number of the Equity Security Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Equity Security Units or Stripped Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Equity Security Units or Stripped Units which a Responsible Officer of the Agent actually knows to be so owned shall be so disregarded. Equity Security Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Equity Security Units or Stripped Units and that the pledgee is not the Company or any Affiliate of the Company.

         "Payment Date" means each February 16, May 16, August 16 and November 16, commencing August 16, 2002.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan that is subject to Title I of ERISA, a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or any Similar Laws or any entity whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement.

         "Pledge" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Equity Security Units and Stripped Units.

         "Pledged Applicable Ownership Interests in the Treasury Portfolio" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Notes" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Treasury Consideration" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Treasury Securities" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Predecessor Certificate" means a Predecessor Equity Security Units Certificate or a Predecessor Stripped Units Certificate.

         "Predecessor Equity Security Units Certificate" of any particular Equity Security Units Certificate means every previous Equity Security Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Equity Security Units evidenced thereby; and, for the purposes of this definition, any Equity Security Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Equity Security Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Equity Security Units Certificate.

         "Predecessor Stripped Units Certificate" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

         "Purchase Contract," when used with respect to any Equity Security Units or Stripped Units, means the contract forming a part of such Equity Security Unit or Stripped Unit and obligating the Company to sell and the Holder of such Equity Security Unit or Stripped Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article Five.

         "Purchase Contract Settlement Fund" has the meaning specified in
Section 5.5.

         "Purchase Price" has the meaning specified in Section 5.1(a).

         "Purchased Shares" has the meaning specified in Section 5.6(a)(6).

         "Quotation Agent" means Credit Suisse First Boston Corporation or its successor or any other primary U.S. government securities dealer in New York City selected by the Company.

         "Record Date" for the distribution payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the 15th day preceding such Payment Date.

         "Redemption Amount" means, for each Note, the product of (i) the Stated Amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price and whose denominator is the aggregate principal amount of Notes outstanding on the Tax Event Redemption Date.

         "Redemption Price" means, for each Note, the amount equal to the Redemption Amount.

         "Reference Price" has the meaning set forth in Section 5.1(a)(ii).

         "Register" means the Equity Security Units Register and the Stripped Units Register, as applicable.

         "Registrar" means the Equity Security Units Registrar and the Stripped Units Registrar, as applicable.

         "Remarketing Agent" means Credit Suisse First Boston Corporation or its successor under the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement dated June 26, 2002 by and among the Company, the Remarketing Agent and the Agent.

         "Remarketing Fee" has the meaning specified in Section 5.4(d).

         "Remarketing Period" means the three Business Day period: (i) beginning on the Initial Remarketing Date and ending after the two immediately following Business Days; (ii) immediately preceding July 1, 2005; or (iii) consisting of the seventh, sixth and fifth Business Day immediately preceding the Stock Purchase Date; provided, however, that in each case if any one or more of the days in the three day period shall not be a Business Day, no remarketing shall occur on such day and the Remarketing Period shall be shorter than a three Business Day period.

         "Remarketing Value" means the sum of:

                  (1) the value at the Initial Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on the Business Day immediately preceding the Payment Date falling on the Stock Purchase Date, an amount of cash equal to the aggregate interest payment that is scheduled to be payable on that Payment Date, on (x) the Notes which are included in Equity Security Units and (y) the Separate Notes which are to be remarketed pursuant to Section 4.5(d) of the Pledge Agreement and Section 2.06 of the Supplemental Indenture, assuming for that purpose, even if not true, that the interest rate on the Notes is equal to the Coupon Rate; and

                  (2) the value at the Initial Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on the Business Day immediately preceding the Stock Purchase Date, an amount of cash equal to the Stated Amount of
         (x) the Notes which are included in Equity Security Units and (y) the Separate Notes which are to be remarketed pursuant to Section 4.5(d) of the Pledge Agreement and Section 2.06 of the Supplemental Indenture;

provided, that for purposes of clauses (1) and (2) above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury securities, and (y) the U.S. Treasury securities are valued based on the ask-side price of the U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Initial Remarketing Date or any Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

         "Reorganization Event" has the meaning specified in Section 5.6(b).

         "Reset Rate" has the meaning specified in Section 2.01 of the Supplemental Indenture.

         "Responsible Officer" means, when used with respect to the Agent, any officer within the corporate trust department of the Agent (or any successor of the Agent), including any Vice-President, any assistant Vice-President, any assistant secretary, any assistant treasurer, any trust officer, any senior trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who, in each of the above cases, shall have direct responsibility for the administration of this Agreement.

         "Sale Price" of the Common Stock or any securities distributed in a Spin-Off, as the case may be, on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock or such securities are traded or, if the Common Stock or such securities are not listed on a U.S. national or regional securities exchange, as reported by NASDAQ.

         "Securities Act" means the Securities Act of 1933, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Securities Intermediary" means The Bank of New York, in its capacity as securities intermediary under the Pledge Agreement, together with its successors in such capacity.

         "Separate Notes" has the meaning specified in Section 1.1 of the Pledge Agreement.

         "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or the Stock Purchase Date.

         "Settlement Rate" has the meaning specified in Section 5.1(a).

         "Similar Laws" means any federal, state, local, non-U.S. or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code.

         "Spin-Off" means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

         "Stated Amount" means, with respect to any one Note, Equity Security Unit or Stripped Unit, $50.

         "Stock Purchase Date" means August 16, 2005.

         "Stripped Units" means the collective rights and obligations of a holder of a Stripped Units Certificate in respect of a 1/20 undivided beneficial interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Purchase Contract.

         "Stripped Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

         "Stripped Units Register" and "Stripped Units Registrar" have the respective meanings specified in Section 3.5(a).

         "Subsequent Remarketing Date" means, provided a successful remarketing did not occur on the Initial Remarketing Date, the date on which the Remarketing Agent has consummated a remarketing in accordance with Section 5.4 hereof and
Section 2.05 of the Supplemental

Indenture, such date to be not later than the fifth Business Day immediately preceding the Stock Purchase Date.

         "Supplemental Indenture" means the eighth supplemental indenture to the Indenture, dated as of June 26, 2002, between the Company and the Trustee.

         "Tax Event" means the receipt by the Company of an opinion of nationally recognized independent tax counsel experienced in such matters, which may be Locke Liddell & Sapp LLP, to the effect that there is more than an insubstantial risk that interest payable or accruable by the Company on the Notes on the next Payment Date would not be deductible, in whole or in part, by the Company for United States federal income tax purposes, as a result of:

                  (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation; or

                  (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or any official interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on June 20, 2002, which amendment, change or announced proposed change is effective or which interpretation or pronouncement is announced on or after June 20, 2002.

         "Tax Event Redemption" means, if a Tax Event shall occur, the redemption of the Notes, at the option of the Company, in whole but not in part, on not less than 30 days' nor more than 60 days' written notice.

         "Tax Event Redemption Date" means the date upon which a Tax Event Redemption is to occur.

         "Termination Date" means the date, if any, on which a Termination Event occurs.

         "Termination Event" means the occurrence of any of the following events, at any time on or prior to the Stock Purchase Date:

                  (i) the entry by a court having competent jurisdiction of:

                           (a) a decree or order for relief in respect of the
                  Company in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                           (b) a final and non-appealable order appointing a
                  custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or of any substantial part of the property of the Company ordering the winding up or liquidation of the affairs of the Company; or

                  (ii) the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking organization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of all or any substantial part of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any in furtherance of any such action.

         "Threshold Appreciation Price" has the meaning specified in Section 5.1(a)(i).

         "TIA" means the Trust Indenture Act of 1939, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Trading Day" has the meaning specified in Section 5.1(b).

         "Transaction Documents" has the meaning specified in Section 7.1(a).

         "Treasury Consideration" has the meaning specified in Section 5.4(d).

         "Treasury Portfolio" means a portfolio of U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on:

                  (i) if a Tax Event Redemption occurs prior to the earlier of the date of a successful remarketing of the Notes or the Stock Purchase Date, (A) the Business Day immediately preceding the Stock Purchase Date in an amount equal to the aggregate Stated Amount of the Notes outstanding on the Tax Event Redemption Date and (B) the Business Day immediately preceding each Payment Date on the Notes scheduled to occur after the Tax Event Redemption Date and on or before the Stock Purchase Date in an amount equal to the aggregate interest payments that would be due on the aggregate Stated Amount of the Notes outstanding on the Tax Event Redemption Date; and

                  (ii) if a Tax Event Redemption occurs on or after the date of a successful remarketing of the Notes or the Stock Purchase Date, (A) the Business Day immediately preceding August 16, 2007 in an amount equal to the aggregate Stated Amount of the Notes outstanding on the Tax Event Redemption Date and (B) the Business Day immediately preceding each Payment Date on the Notes scheduled to occur after the Tax Event Redemption Date and on or before August 16, 2007 in an amount equal to the aggregate interest payments that would be due on the aggregate Stated Amount of the Notes outstanding on the Tax Event Redemption Date (and interest is calculated at the Reset Rate).

         "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

         "Treasury Security" means a zero-coupon U.S. Treasury security (CUSIP Number 912803 AG 8) maturing on August 15, 2005 that will pay $1,000 on such maturity date.

         "Trustee" means JPMorgan Chase Bank, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

         "Underwriting Agreement" means the Underwriting Agreement relating to the Equity Security Units dated June 20, 2002 between the Company and the underwriters named therein.

         "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.2 Compliance Certificates and Opinions.

         Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officer's Certificate provided for in Section 10.5) shall include:

                  (a) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

         Section 1.3 Form of Documents Delivered to Agent.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any Officer's Certificate may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officer's Certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 1.4 Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent of such Holders duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

         (c) The ownership of Equity Security Units or Stripped Units shall be proved by the Equity Security Units Register or the Stripped Units Register, as the case may be.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

         (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Equity Security Units and Stripped Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Units on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Equity Security Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Equity Security Units and Stripped Units in the manner set forth in Section 1.6.

         (f) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Equity Security Units and Stripped Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Section 1.5 Notices.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

                  (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, faxed or delivered by overnight air courier guaranteeing next day delivery, to the Agent at 450 West 33rd Street, New York, New York 10001, facsimile number: (212) 946-8159, Attention: Institutional Trust Services, or at any other address furnished in writing by the Agent to the Holders and the Company;

                  (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, faxed or delivered by overnight air courier guaranteeing next day delivery, to the Company at El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, facsimile number: (713) 420-4099, Attention: Legal Department, or at any other address furnished in writing to the Agent and the Holders by the Company;

                  (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, faxed or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at 101 Barclay Street, New York, New York 10286, facsimile number: (212) 328-8243, Attention:
         Corporate Trust Department, or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

                  (d) the Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, faxed or delivered by overnight air courier guaranteeing next day delivery, addressed to the Trustee at JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001, facsimile number: (212) 946-8159, Attention: Institutional Trust Services, or at any other address furnished in writing by the Trustee to the Company.

         Section 1.6 Notice to Holders; Waiver.

         (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

         Section 1.7 Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.8 Successors and Assigns.

         All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 1.9 Separability Clause.

         In case any provision in this Agreement or in the Equity Security Units or Stripped Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

         Section 1.10 Benefits of Agreement.

         Nothing contained in this Agreement or in the Equity Security Units or Stripped Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Equity Security Units and Stripped Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

         Section 1.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

         (a) This Agreement, the Equity Security Units and Stripped Units shall be governed by, and construed in accordance with, the laws of the State of New York.

         (b) Each Holder of an Equity Security Unit or a Stripped Unit, by its acceptance thereof, the Company and the Agent each submit to the jurisdiction of the courts of the State of New York and the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby. Each Holder of an Equity Security Unit or a Stripped Unit, by its acceptance thereof, the Company and the Agent each waive any objection that any of them may have to the venue of any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, was brought in an inconvenient court and agrees not to plead or claim the same.

         (c) Each Holder of an Equity Security Unit or a Stripped Unit, by its acceptance thereof, the Company and the Agent each acknowledge and agree that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore irrevocably and unconditionally waive any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of relating to this Agreement or the transactions contemplated hereby.

         Section 1.12 Legal Holidays.

         (a) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payment of the Contract Adjustment Payments payable on that date shall not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or additional payment shall be payable by the Company in respect of the delay. However, if the next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the Business Day immediately preceding the Payment Date with the same force and effect as if made on such Payment Date.

         (b) In any case where the Stock Purchase Date, Early Settlement Date or Merger Early Settlement Date, as applicable, shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed and Early Settlement and Merger Early Settlement shall not be effected on such date, but the Purchase Contracts shall be performed or Early Settlement or Merger Early Settlement shall be effected, as applicable, on the next succeeding Business Day with the same force and effect as if performed on the Stock Purchase Date, Early Settlement Date or Merger Early Settlement Date, as applicable.

         Section 1.13 Counterparts.

         This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         Section 1.14 Inspection of Agreement.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                  ARTICLE II.
                                CERTIFICATE FORMS

         Section 2.1 Forms of Certificates Generally.

         (a) The Equity Security Units Certificates (including the form of Purchase Contract forming part of the Equity Security Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed thereon, as may be required by the rules of any securities exchange or quotation system on which the Equity Security Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Equity Security Units Certificates, as evidenced by their execution of the Equity Security Units Certificates.

         (b) The definitive Equity Security Units Certificates shall be printed or may be produced in any other manner, all as determined by the officers of the Company executing such Equity Security Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         (c) The Stripped Units Certificates (including the form of Purchase Contracts forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed thereon as may be required by the rules of any securities exchange or quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

         (d) The definitive Stripped Units Certificates shall be printed or may be produced in any other manner, all as determined by the officers of the Company executing such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         (e) Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         Section 2.2 Form of Agent's Certificate of Authentication.

         (a) The form of the Agent's certificate of authentication of the Equity Security Units shall be in substantially the form set forth on the form of the Equity Security Units Certificates.

         (b) The form of the Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

                                  ARTICLE III.
                            THE EQUITY SECURITY UNITS

         Section 3.1 Title and Terms; Denominations.

         (a) The aggregate number of Equity Security Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 10,000,000 (up to 11,500,000 if the over-allotment option of the Underwriters (as defined in the Underwriting Agreement) is exercised pursuant to the Underwriting Agreement), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9, 5.10 or 8.5.

         (b) The Certificates shall be issuable only in registered form and only in denominations of a single Equity Security Unit and any integral multiple thereof or a single Stripped Unit and any integral multiple thereof.

         Section 3.2 Rights and Obligations Evidenced by the Certificates.

         (a) Each Equity Security Units Certificate shall evidence the number of Equity Security Units specified therein, with each such Equity Security Units Certificate representing the ownership by the Holder thereof of a beneficial interest in a Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such Note, such Treasury Consideration or such Applicable Ownership Interest in the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each Equity Security Unit shall pledge, pursuant to the Pledge Agreement, the Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of such Equity Security Units, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Note, such Treasury Consideration or such Applicable Ownership Interest in the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Equity Security Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         (b) Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Units Certificate representing the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each Stripped Unit shall pledge, pursuant to the Pledge Agreement, the Treasury Security, forming a part of such Stripped Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Treasury Security for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock pursuant to this Agreement and the related Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         Section 3.3 Execution, Authentication, Delivery and Dating.

         (a) Subject to the provisions of Sections 3.1, 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

         (b) The Certificates shall be executed on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any other authorized officer of the Company or a person duly authorized by any of them and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or by facsimile.

         (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         (d) No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

         (e) Each Certificate shall be dated the date of its authentication.

         (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 3.4 Temporary Certificates.

         (a) Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Equity Security Units or Stripped Units, as the case may be, are listed, or as may, consistent herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         (b) If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Equity Security Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Equity Security Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

         Section 3.5 Registration; Registration of Transfer and Exchange.

         (a) The Agent shall keep at the Corporate Trust Office a register (the "Equity Security Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Equity Security Units Certificates and of transfers of Equity Security Units Certificates (the Agent, in such capacity, the "Equity Security Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Agent, in such capacity, the "Stripped Units Registrar").

         (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Equity Security Units or Stripped Units, as the case may be.

         (c) At the option of the Holder, Certificates may be exchanged for other Certificates, evidencing a like aggregate number of Equity Security Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Equity Security Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Equity Security Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

         (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

         (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.4, 3.6, 3.9 and 8.5 not involving any transfer.

         (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Stock Purchase Date and the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall,

                  (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Equity Security Units or Stripped Units, as the case may be, evidenced by such Certificate,

                  (ii) in the case of Equity Security Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as applicable, relating to such Equity Security Units, or

                  (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Units,

in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

         Section 3.6 Book-Entry Interests.

         The Certificates on original issuance will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. Each Global Certificate shall initially be registered in the applicable Register in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company and if required by the Depositary. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

                  (a) the provisions of this Section 3.6 shall be in full force and effect;

                  (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Equity Security Units and Stripped Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

                  (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

                  (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

         Section 3.7 Notices to Holders.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Equity Security Units or Stripped Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

         Section 3.8 Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Equity Security Units and Stripped Units or ceases to be eligible as a "clearing agency" under the Exchange Act, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Equity Security Units and Stripped Units.

         Section 3.9 Definitive Certificates.

         If:

                  (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Equity Security Units and Stripped Units or ceases to be eligible as a "clearing agency" under the Exchange Act and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8,

                  (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Equity Security Units and Stripped Units, or

                  (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, this Agreement, the Indenture, the Notes, the Equity Security Units, the Stripped Units, the Pledge Agreement or any other principal agreements or instruments executed in connection with the offering of Equity Security Units, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Equity Security Units and Stripped Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Clearing Agency Participants in accordance with the instructions of the Clearing Agency. The Company and the Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on such instructions.

         Section 3.10 Mutilated, Destroyed, Lost and Stolen Certificates.

         (a) If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Equity Security Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         (b) If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Equity Security Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Stock Purchase Date and the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Equity Security Units or Stripped Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of
Article V.

         (d) Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

         (e) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original contractual obligation of the Company and of the Holder in respect of the Equity Security Units or Stripped Units, as the case may be, evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Equity Security Units and Stripped Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 3.11 Persons Deemed Owners.

         (a) Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Equity Security Units or Stripped Units, as the case may be, evidenced thereby, for the purpose of receiving interest payments on the Notes (in the case of Equity Security Units), receiving payment of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever (subject to Section 4.1(a) and 5.2(a)), whether or not any such payments shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

         (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Agent or any agent of the Company or the Agent from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate. None of the Company, the Agent, or any agent of the Company or the Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.12 Cancellation.

         (a) All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, after the occurrence of a Termination Event; or (iii) upon the registration of a transfer or exchange of Equity Security Units or Stripped Units, as the case may be, shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be disposed of by the Agent in accordance with its customary procedures.

         (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is cancelled or delivered to the Agent for cancellation.

         Section 3.13 Creation of Stripped Units.

         (a) Unless a successful remarketing or a Tax Event Redemption has occurred, at any time from and after the date of this Agreement (A) other than during the period that commences at 5:00 p.m., New York City time, on May 5, 2005 and ends at 9:00 a.m., New York City time, on May 19, 2005 and during the period that commences at 5:00 p.m., New York City time, on June 22, 2005 and ends at 9:00 a.m., New York City time, on July 7, 2005 and (B) prior to 5:00 p.m., New York City time, on the eleventh Business Day immediately preceding the Stock Purchase Date, a Holder may withdraw the Pledged Notes from the related Purchase Contracts in respect of the Equity Security Units held by such Holder by substituting for such Pledged Notes Treasury Securities that will pay, on the Stock Purchase Date, an amount equal to the aggregate principal amount of such Notes (a "Collateral Substitution") by (1) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Equity Security Units, and (2) instructing the Agent, in its capacity as custodian for the Depositary, to decrease the number of Equity Security Units evidenced by the Global Equity Security Units Certificate(s), by a notice substantially in the form of Exhibit D hereto, and notifying the Agent that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Notes underlying such Equity Security Units (or, if the Equity Security Units are held in certificated form, transferring the related Equity Security Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto), whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Treasury Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Notes from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                  (i) decrease the number of Equity Security Units evidenced by the Global Equity Security Units Certificate(s) (or, if the Equity Security Units are held in certificated form, cancel the related Equity Security Units Certificates);

                  (ii) transfer the Pledged Notes to the Holder; and

                  (iii) increase the number of Stripped Units evidenced by the Global Stripped Units Certificate(s) (or, if the Stripped Units are held in certificated form, authenticate, execute on behalf of such Holder and deliver to such Holder a Stripped Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Equity Security Units).

         (b) Holders who elect to withdraw the Pledged Notes from the related Purchase Contracts by substituting Treasury Securities for such Pledged Notes shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

         (c) Holders may make Collateral Substitutions only in integral multiples of 20 Equity Security Units.

         (d) In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Equity Security Units or fails to deliver an Equity Security Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Notes constituting a part of such Equity Security Units, and any distributions on such Pledged Notes shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Equity Security Units are so transferred or the Equity Security Units Certificate is so delivered, as the case may be, or, with respect to an Equity Security Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Equity Security Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

         (e) Except as described in this Section 3.13, for so long as the Purchase Contract underlying an Equity Security Unit remains in effect, the rights and obligations of the Holder of such Equity Security Unit in respect of the Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Equity Security Unit may be acquired, and may be transferred and exchanged, only as an Equity Security Unit.

         Section 3.14 Recreation of Equity Security Units.

         (a) Unless a successful remarketing or a Tax Event Redemption has occurred, at any time from and after the date of this Agreement (A) other than during the period that commences at 5:00 p.m., New York City time, on May 5, 2005 and ends at 9:00 a.m., New York City time, on May 19, 2005 and during the period that commences at 5:00 p.m., New York City time, on June 22, 2005 and ends at 9:00 a.m., New York City time, on July 7, 2005 and (B) prior to 5:00 p.m., New York City time, on the eleventh Business Day immediately preceding the Stock Purchase Date a Holder of Stripped Units may recreate Equity Security Units by (1) depositing with the Collateral Agent the Notes then comprising such number of Equity Security Units as is equal to such Stripped Units and (2) instructing the Agent, in its capacity as custodian for the depositary, to decrease the number of Stripped Units evidenced by the Global Stripped Units Certificate(s), by a notice substantially in the form of Exhibit D hereto, and notifying the Agent that the Holder has transferred the relevant amount of Notes to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Units (or, if the Stripped Units are held in certificated form, transferring such Stripped Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto), whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Notes described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                  (i) decrease the number of Stripped Units evidenced by the Global Stripped Units Certificate(s) (or, if the Stripped Units are held in certificated form, cancel the related Stripped Units Certificates);

                  (ii) transfer the Pledged Treasury Securities to the Holder;
         and

                  (iii) increase the number of Equity Security Units evidenced by the Global Equity Security Units Certificate(s) (or, if the Equity Security Units are held in certificated form, authenticate, execute on behalf of such Holder and deliver an Equity Security Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units).

         (b) Holders of Stripped Units who recreate Equity Security Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

         (c) Holders of Stripped Units may recreate Equity Security Units only in integral multiples of 20 Stripped Units.

         (d) In the event a Holder who recreates Equity Security Units pursuant to this Section 3.14 fails to effect a book-entry transfer of the Stripped Units or fails to deliver a Stripped Units Certificate to the Agent after depositing Notes with the Collateral Agent, the Treasury Securities constituting a part of such Stripped Units, and any distributions on such Treasury Securities shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Stripped Units are so transferred or the Stripped Units Certificate is so delivered, as the case may be, or, with respect to a Stripped Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

         (e) Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

         Section 3.15 Transfer of Collateral Upon Occurrence of Termination
Event.

         Upon the occurrence of a Termination Event and the transfer to the Agent by the Collateral Agent of the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Equity Security

Units or the Stripped Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Notes, such Treasury Consideration, such Applicable Ownership Interests in the Treasury Portfolio or such Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Equity Security Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Equity Security Units or Stripped Units or delivery of an Equity Security Units Certificate or Stripped Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Notes, the Treasury Consideration, the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying such Equity Security Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder would be entitled to receive less than $1,000 principal amount at maturity of any U.S. Treasury security, the Agent shall dispose of such U.S. Treasury security for cash and deliver such cash to the Holder. In the event a Holder of Equity Security Units or Stripped Units fails to effect such transfer or delivery, the Notes, the Treasury Consideration, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Equity Security Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until:

                  (i) such Equity Security Units or Stripped Units are transferred or the Equity Security Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Equity Security Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company; and

                  (ii) the expiration of the time period specified in the abandoned property laws of the relevant State.

         Section 3.16 No Consent to Assumption.

         Each Holder of Equity Security Units or Stripped Units, as the case may be, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                  ARTICLE IV.
           THE NOTES, TREASURY CONSIDERATION AND APPLICABLE OWNERSHIP
                       INTERESTS IN THE TREASURY PORTFOLIO

         Section 4.1 Payment of Interest; Rights to Interest Payments Preserved; Notice.

         (a) Any payment on any Note or any distribution on the Treasury Consideration (as specified in clause (1) of the definition of Remarketing Value) or the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Equity Security Units Certificate (or one or more Predecessor Equity Security Units Certificates) of which such Note, such Treasury Consideration or such Applicable Ownership Interest in the Treasury Portfolio, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

         (b) Each Equity Security Units Certificate evidencing Notes, Treasury Consideration or Applicable Ownership Interests in the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Equity Security Units Certificate shall carry the rights to accrued and unpaid interest or distributions, or to accrue interest or distributions, which were carried by the Notes, Treasury Consideration or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such other Equity Security Units Certificate.

         (c) In the case of any Equity Security Units with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date, Cash Settlement is effected on the eighth Business Day immediately preceding the Stock Purchase Date, or a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, payments on the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Equity Security Units otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement, Cash Settlement or Collateral Substitution, as the case may be, and such payments shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Equity Security Units Certificate (or one or more Predecessor Equity Security Units Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Equity Security Units with respect to which Early Settlement, Merger Early Settlement or Cash Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, payments on the related Notes or payments on the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Equity Security Units; provided, that to the extent that such Holder continues to hold the Separate Notes that formerly comprised a part of such Holder's Equity Security Units, such Holder shall be entitled to receive the payments on such Separate Notes.

         Section 4.2 Notice and Voting.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Equity Security Units a notice:

                  (a) containing such information as is contained in the notice or solicitation,

                  (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes underlying their Equity Security Units; and

                  (c) stating the manner in which such instructions may be given.

         Upon the written request of the Holders of Equity Security Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Equity Security Unit, the Agent shall abstain from voting the Pledged Note underlying such Equity Security Units. The Company hereby agrees, if applicable, to solicit Holders of Equity Security Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Notes.

         Section 4.3 Tax Event Redemption.

         Upon the occurrence of a Tax Event Redemption prior to the earlier of a successful remarketing of the Notes and the Stock Purchase Date, the Collateral Agent shall apply, out of the aggregate Redemption Price for the Pledged Notes, an amount equal to the aggregate Redemption Amount for the Pledged Notes to purchase on behalf of the Holders of Equity Security Units the Treasury Portfolio and promptly remit the remaining portion, if any, of such aggregate Redemption Price to the Agent for payment to the Holders of such Equity Security Units. The Treasury Portfolio will be substituted for the Pledged Notes, and will be pledged to the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of an Equity Security Units to purchase the Common Stock under the Purchase Contract constituting a part of such Equity Security Unit.

         Following the occurrence of a Tax Event Redemption prior to the earlier of a successful remarketing of the Notes and the Stock Purchase Date, the Holders of Equity Security Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Equity Security Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and any reference herein or in the Certificates to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio. The Company may cause to be made in any Equity Security Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Treasury Portfolio for Notes as collateral.

         The Company shall cause notice of any Tax Event Redemption to be mailed, at least 30 calendar days but not more than 60 calendar days before such Tax Event Redemption Date, to each Holder of Equity Security Units including Notes to be redeemed at its registered address.

         Upon the occurrence of a Tax Event Redemption after the earlier of a successful remarketing of the Notes or the Stock Purchase Date, the Redemption Price will be payable in cash to the holders of the Notes.

                                   ARTICLE V.
                     THE PURCHASE CONTRACTS; THE REMARKETING

         Section 5.1 Purchase of Shares of Common Stock.

         (a) Each Purchase Contract shall, unless (x) an Early Settlement has occurred in accordance with Section 5.9, (y) a Merger Early Settlement has occurred in accordance with Section 5.10 or (z) a Termination Event has occurred in accordance with Section 5.8, obligate the Holder of the related Equity Security Unit or Stripped Unit, as the case may be, to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate. The "Settlement Rate" is equal to:

                  (i) if the Applicable Market Value is greater than or equal to $23.94 (the "Threshold Appreciation Price"), 2.0886 shares of Common Stock per Purchase Contract;

                  (ii) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $19.95 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value; and

                  (iii) if the Applicable Market Value is equal to or less than the Reference Price, 2.5063 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in Section 5.6 and in each case rounded upward or downward to the nearest 1/10,000th of a share.

         As provided in Section 5.12, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

         Promptly after the calculation of the Settlement Rate and the Applicable Market Value, the Company shall give the Agent notice thereof. All calculations and determinations of the Settlement Rate and the Applicable Market Value shall be made by the Company or its agents based on their good faith calculations, and the Agent shall have no responsibility with respect thereto.

         (b) The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date; provided, that, in the case of a Merger Early Settlement, the 20 consecutive Trading Days shall end on the date of completion of the Cash Merger.

         The "Closing Price" of the Common Stock on any date of determination means:

                  (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the NYSE on such date;

                  (ii) if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

                  (iii) if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq Stock Market;

                  (iv) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (v) if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock:

                  (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

                  (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         (c) Each Holder of Equity Security Units or Stripped Units, as the case may be, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the Treasury Consideration, the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement. Each Holder of Equity Security Units or Stripped Units, as the case may be, by its acceptance thereof, further covenants and agrees that, to the extent and in the manner provided in Section 5.4 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Notes, the Treasury Consideration, the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payment.

         (d) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Section 5.2 Contract Adjustment Payments.

         (a) Contract Adjustment Payments shall accumulate on each Purchase Contract constituting a part of an Equity Security Unit or Stripped Unit at 2.86% per year of the Stated Amount of such Equity Security Unit or Stripped Unit, from June 26, 2002 through and including the Stock Purchase Date. Subject to Section 5.3 herein, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date immediately preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Adjustment Payments, if any, will be payable at the Office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to the account designated to the Agent by a prior written notice by such Person delivered at least five Business Days prior to the applicable Payment Date.

         (b) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of an Equity Security Unit) any other Certificate shall carry the rights to Contract Adjustment Payments, if any, accumulated and unpaid, and to accumulate Contract Adjustment Payments, if any, which were carried by the Purchase Contracts underlying such other Certificates.

         (c) Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Adjustment Payments (including any accumulated Deferred Contract Adjustment Payments), if any, shall cease.

         (d) Subject to Sections 5.9 and 5.10, in the case of any Equity Security Units or Stripped Units, as the case may be, with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date or a Merger Early Settlement Date, respectively, that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments on the Purchase Contract underlying such Equity Security Units or Stripped Units, as the case may be, otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Merger Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Equity Security Units or Stripped Units (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Equity Security Units or Stripped Units with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contracts is effected on an Early Settlement Date or Merger Early Settlement Date, respectively, Contract Adjustment Payments that would otherwise be payable after the Early Settlement Date, or Merger Early Settlement Date, as the case may be, with respect to such Purchase Contracts shall not be payable.

         (e) The Company's obligations with respect to the Contract Adjustment Payments will rank equally with all of the Company's existing and future unsecured and unsubordinated indebtedness.

         Section 5.3 Deferral of Contract Adjustment Payments.

         (a) The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer each such deferred Contract Adjustment Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date and (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Adjustment Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Equity Security Units and Stripped Units, but in any event not less than one Business Day prior to such Record Date. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of 6.14% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, being referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section 5.3. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date. If the Purchase Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Adjustment Payments, if any, and Deferred Contract Adjustment Payments, if any, will terminate.

         (b) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         (c) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, the Company may elect to pay each Holder on the Stock Purchase Date in respect of the Deferred Contract Adjustment Payments, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (A) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder (net of any required tax withholding on such Deferred Contract Adjustment Payments, which shall be remitted to the appropriate taxing jurisdiction) divided by (B) the Applicable Market Value.

         (d) No fractional shares will be issued by the Company with respect to the payment of Deferred Contract Adjustment Payments on the Stock Purchase Date. In lieu of fractional shares otherwise issuable with respect to such payment of Deferred Contract Adjustment Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.12.

         (e) In the event the Company exercises its option to defer the payment of Contract Adjustment Payments then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's Common Stock other than:

                  (i) purchases, redemptions or acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its right to defer the Contract Adjustment Payments;

                  (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock;

                  (iii) the purchase of fractional interests of the Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged;

                  (iv) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of the Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock); or

                  (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         Section 5.4 Payment of Purchase Price; Remarketing.

         (a) (i) Unless a Tax Event Redemption, successful remarketing or Termination Event has occurred or a Merger Early Settlement or Early Settlement has been effected, each Holder of an Equity Security Unit may pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement. Such notice shall be made not earlier than 9:00 a.m., New York City time, on the tenth Business Day immediately preceding the Stock Purchase Date and not later than 5:00 p.m., New York City time, on the ninth Business Day immediately preceding the Stock Purchase Date. The Agent shall promptly notify the Collateral Agent of the receipt of such a notice from a Holder intending to make a Cash Settlement.

             (ii) A Holder of an Equity Security Unit who has so notified the Agent of its intention to make a Cash Settlement by use of a notice in substantially the form of Exhibit E hereto is required to pay the Purchase Price to the Collateral Agent not later than 11:00 a.m., New York City time, on the eighth Business Day immediately preceding the Stock Purchase Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds and payable to or upon the order of the Company. The Collateral Agent shall promptly notify the Remarketing Agent of the amount of cash received pursuant to this Section 5.4(a)(ii), which will consequently reduce the aggregate number of Pledged Notes to be remarketed that the Collateral Agent had previously notified the Remarketing Agent of pursuant to Section 5.4(b). Any cash received by the Collateral Agent will be paid to the Company on the Stock Purchase Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement.

             (iii) If a Holder of an Equity Security Unit notifies the Agent as provided in this Section 5.4(a)(i) of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.4(a)(ii), the Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the remarketing as described in Section 5.4(b).

         (b) The Company has engaged the Remarketing Agent to sell the Notes of
(A) Holders of Equity Security Units and (B) holders of Separate Notes that have elected to participate in the remarketing pursuant to the procedures set forth in Section 2.06 of the Supplemental Indenture and Section 4.5(d) of the Pledge Agreement. On the seventh Business Day prior to the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, the Company shall give holders of Separate Notes notice of the upcoming remarketing in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal. In addition, the Company will request not later than seven nor more than 15 calendar days prior to the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, that the Depositary notify, directly or indirectly, each Beneficial Owner or Clearing Agency Participant holding an Equity Security Unit or Stripped Units and each Beneficial Owner of a Separate Note of the upcoming remarketing and of the procedures that must be followed in connection with the upcoming remarketing, as applicable. At any time after the Payment Date immediately preceding the last Payment Date before the Stock Purchase Date and prior to 11:00 a.m., New York City time, on the fourth Business Day immediately preceding the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, holders of Separate Notes may elect to have their Separate Notes remarketed by Transferring such Separate Notes and delivering a notice of such election, substantially in the form of Exhibit C to the Pledge Agreement, to the Custodial Agent. Pursuant to the terms of the Pledge Agreement, the Custodial Agent will hold such Separate Notes in an account separate from the Collateral Account. A holder of Separate Notes electing to have its Separate Notes remarketed will also have the right to withdraw such election by written notice to the Custodial Agent, substantially in the form of Exhibit D to the Pledge Agreement, prior to 11:00 a.m., New York City time, on the fourth Business Day immediately preceding the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, upon which notice the Custodial Agent will return such Separate Notes to such holder. On the third Business Day immediately preceding the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, not later than 10:00 a.m., New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Notes to be remarketed. On the third Business Day immediately preceding the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, not later than 10:00 a.m., New York City time, pursuant to the terms of the Pledge Agreement, the Collateral Agent will notify the Remarketing Agent of the aggregate number of Pledged Notes to be remarketed. On the third Business Day immediately preceding the Initial Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver to the Remarketing Agent for remarketing all Notes to be remarketed.

         (c) Upon receipt of such notice from the Collateral Agent and the Custodial Agent and such Notes from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its commercially reasonable best efforts to (i) establish the Reset Rate (as defined in clause (i) of the definition of such term) and (ii) sell the Notes participating in such remarketing on such date at a price equal to approximately, but not less than, 100.5% of the Remarketing Value.

         (d) If, despite using its commercially reasonable best efforts, the Remarketing Agent cannot, on the Initial Remarketing Date, establish the Reset Rate (as defined in clause (i) of the definition of such term) and remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value, the Remarketing Agent will again attempt to establish the Reset Rate (as defined in clause (i) of the definition of such term) and remarket the Notes participating in such remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value on each of the two next succeeding Business Days. If the Remarketing Agent cannot remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value on either of those days, it will attempt to establish the Reset Rate (as defined in clause
(i) of the definition of such term) and remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value on each of the three Business Days immediately preceding July 1, 2005. If the Remarketing Agent cannot establish the Reset Rate (as defined in clause (i) of the definition of such term) and remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value either on the Initial Remarketing Date or any of the two Business Days next succeeding the Initial Remarketing Date or on any of the three Business Days immediately preceding July 1, 2005, the remarketing in each such remarketing period will be deemed to have failed (each, a "Failed Remarketing"). If there have been two Failed Remarketings, the Remarketing Agent will further attempt to establish the Reset Rate (as defined in clause (i) of the definition of such term) and remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value on each of the seventh, sixth and fifth Business Days immediately preceding the Stock Purchase Date. If, despite using its commercially reasonable best efforts, the Remarketing Agent fails to remarket the Notes participating in the remarketing at a price equal to approximately, but not less than, 100.5% of the Remarketing Value by 4:00 p.m., New York City time, on the fifth Business Day immediately preceding the Stock Purchase Date, the "Last Failed Remarketing" will be deemed to have occurred.

         (e) Upon the occurrence of a successful remarketing, the Remarketing Agent shall, by approximately 4:30 p.m., New York City time, on the date of the successful remarketing, advise, by telephone (promptly confirmed in writing) the Company, the Agent, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Depositary and the Trustee of the Reset Rate determined in the remarketing in accordance with clause (i) of the definition of Reset Rate, and shall use the proceeds from the successful remarketing attributable to the Pledged Notes to purchase the appropriate U.S. Treasury securities (the "Treasury Consideration") with the CUSIP numbers, if any, selected by the Remarketing Agent, described in clauses (1) and
(2) of the definition of Remarketing Value. On the date of settlement of the successful remarketing, which shall be the third Business Day following the Initial Remarketing Date or any Subsequent Remarketing Date, as the case may be, the Remarketing Agent shall deliver such Treasury Consideration to the Agent, which shall thereupon deliver such Treasury Consideration to the Collateral Agent. Upon receipt of such Treasury Consideration from the Agent, the Collateral Agent, for the benefit of the Company, will thereupon apply such Treasury Consideration, in accordance with the Pledge Agreement, to secure such Equity Security Units Holders' obligations under the Purchase Contracts and to fund the quarterly payment due to Equity Security Units Holders on the Stock Purchase Date in an amount equal to the quarterly interest payment on the Notes, calculated at the initial annual interest rate. On the third Business Day following such Initial Remarketing Date or Subsequent Remarketing Date, as the case may be, the Remarketing Agent also shall:

                  (i) deduct and retain for itself as a remarketing fee an amount not exceeding 25 basis points (0.25%) of the total proceeds from the remarketing (the "Remarketing Fee");

                  (ii) remit the remaining portion of the proceeds from the successful remarketing attributable to the Separate Notes to the Custodial Agent for payment to the holders of Separate Notes that were remarketed; and

                  (iii) remit the remaining portion, if any, of the proceeds to the Agent for payment to the Holders of the Equity Security Units.

Holders whose Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

         (f) Upon the occurrence of a Failed Remarketing, the Remarketing Agent shall notify by telephone the Company, the Agent, the Collateral Agent, the Custodial Agent and the Trustee that a Failed Remarketing has occurred, whereupon the Company shall notify the Depositary, by telephone, that a Failed Remarketing has occurred. The Company also shall cause a notice of the Failed Remarketing to be published not later than the fourth Business Day following the last day of such Remarketing Period by means of Bloomberg and Reuters newswires and a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal. The Remarketing Agent also shall, within three Business Days following the last day of such Remarketing Period, return the Pledged Notes that were to be remarketed to the Collateral Agent and the Separate Notes that were to be remarketed to the Custodial Agent for redelivery to such holders of such Separate Notes.

         (g) Upon the occurrence of the Last Failed Remarketing, the Remarketing Agent shall notify by telephone the Company, the Agent, the Collateral Agent, the Custodial Agent and the Trustee that the Last Failed Remarketing has occurred, whereupon the Company shall notify the Depositary that the Last Failed Remarketing has occurred. The Company also shall cause a notice of the Last Failed Remarketing to be published not later than the fourth Business Day following the fifth Business Day immediately preceding the Stock Purchase Date by means of Bloomberg and Reuters newswires and a daily newspaper in the English language of general circulation in the City of New York, which is expected to be The Wall Street Journal. The Remarketing Agent also shall, within three Business Days following the fifth Business Day immediately preceding the Stock Purchase Date, return the Pledged Notes to the Collateral Agent and the Separate Notes that were to be remarketed to the Custodial Agent for redelivery to such holders of such Separate Notes. The Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to the Pledged Notes, including those actions specified in Section 5.4(h) below, and the Holders of Equity Security Units, by their acceptance of the Equity Security Units shall be deemed to have agreed to such exercise by the Collateral Agent in such case; provided, that if upon the Last Failed Remarketing, the Collateral Agent delivers any Notes to the Company in full satisfaction of the Holder's obligation under the related Purchase Contracts, any accrued and unpaid interest on such Notes will become payable by the Company to the Agent for payment to the Holder of the Equity Security Units to which such Notes relate. Such payment will be made by the Company not later than 11:00 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashier's check or wire transfer in immediately available funds payable to or upon the order of the Agent.

         (h) Upon the occurrence of the Last Failed Remarketing, pursuant to the written direction of the Company, the Collateral Agent, for the benefit of the Company, reserves all of its rights as a secured party with respect thereto and, subject to applicable law and Section 5.4(k) below, will sell or deliver the Pledged Notes in accordance with the Company's written direction to satisfy in full, from any such sale or delivery, such Holders' obligations under the related Purchase Contracts to pay the Purchase Price for the Common Stock and the Holders of the Equity Security Units, by their acceptance of the Equity Security Units shall be deemed to have agreed to such action by the Collateral Agent.

         (i) Upon the maturity of the Pledged Treasury Consideration (as defined in clause (2) of the definition of Remarketing Value) or Pledged Applicable Ownership Interests (as defined in clause (A) of the definition of Applicable Ownership Interest) in the Treasury Portfolio, as the case may be, underlying the Equity Security Units, and the Pledged Treasury Securities underlying the Stripped Units on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Equity Security Units and Stripped Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Equity Security Units and Stripped Units. In the event the payments in respect of the Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio underlying an Equity Security Unit or Pledged Treasury Securities underlying Stripped Units are in excess of the Purchase Price under the Purchase Contract(s) being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holders of such Equity Security Units or Stripped Units when received.

         (j) Any distribution to Holders of excess funds and interest described in Section 5.4(e), (g) and (i) above shall be payable at the Office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of Separate Notes, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the relevant Register or by wire transfer to an account specified by the Holder or the holder of Separate Notes, as applicable.

         (k) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Cash Settlement, Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holder, and in no event will any Holder be liable for any deficiency between such proceeds and the Purchase Price.

         (l) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Equity Security Units or Stripped Units, as the case may be, unless the Company shall have received payment in full for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth, which payment, in the case of Equity Security Units upon the occurrence of the Last Failed Remarketing, shall occur by the resale or retention and cancellation of such Pledged Notes.

         Section 5.5 Issuance of Shares of Common Stock.

         Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or Early Settlement or Merger Early Settlement shall have been effected with respect to all of the outstanding Equity Security Units and Stripped Units, on the Stock Purchase Date, upon its receipt of payment for the shares of Common Stock purchased by the Holders pursuant to the provisions of this Article and subject to Section 5.4, including payment in the case of Equity Security Units upon the occurrence of the Last Failed Remarketing by the resale or retention and cancellation of such Pledged Notes, the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates or book-entry interests representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates or book-entry interests for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate or book-entry interest representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Equity Security Units and Stripped Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.12 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

         Section 5.6 Adjustment of Settlement Rate.

         (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

         (1) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increases to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 5.6(a)(1) is declared but not so paid or made, the Settlement Rate and Early Settlement Rate shall be readjusted to the Settlement Rate and Early Settlement Rate which would then be in effect if such dividend or distribution had not been declared. For the purposes of this Section 5.6(a)(1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (2) Stock Purchase Rights. In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Equity Security Units and Stripped Units upon settlement of the Purchase Contracts underlying such Equity Security Units and Stripped Units) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment, share purchase or similar plan), the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such rights, options or warrants shall be increased by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increases to become effective immediately after the opening of business on the day following the date fixed for such determination. To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights, options or warrants, the Settlement Rate and Early Settlement Rate shall be readjusted to be the Settlement Rate and Early Settlement Rate which would then be in effect had the adjustments made upon the issuance of such rights, options and warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. For the purposes of this
Section 5.6(a)(2), the number of shares of Common

Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

         (3) Stock Splits; Reverse Splits. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Settlement Rate or Early Settlement Rate, as applicable, in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increases or reductions, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

         (4) Debt or Asset Distributions. (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 5.6(a)(2), any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in the next paragraph, or distribution referred to in Section 5.6(a)(1), the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution shall be adjusted by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which the numerator shall be the Current Market Price per share of the Common Stock on the day following the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustments to become effective immediately after the opening of business on the day following the date fixed for such determination of stockholders entitled to receive such distribution. In any case in which this Section 5.6(a)(4) is applicable, Section 5.6(a)(2) of this Section shall not be applicable.

         (ii) In the case of a Spin-Off, the Settlement Rate and Early Settlement Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which the numerator is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator is the Current Market Price per share of the Common Stock. Any adjustment to the Settlement Rate and Early Settlement Rate under this Section 5.6(a)(4)(ii) will occur at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off and (2) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

         (5) Cash Distributions. In case the Company shall, (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in Section 5.6(a)(4) in an aggregate amount that, combined together with (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 5.6(a)(5) or Section 5.6(a)(6) has been made and (iii) the aggregate of any cash plus the fair market value as of the date of the expiration of the tender or exchange offer referred to below (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this Section 5.6(a)(5) or Section 5.6(a)(6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the date fixed for determination of the stockholders entitled to receive such distribution shall be increased by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which (A) the numerator shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and
(B) the denominator shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

         (6) Tender Offers. In case (i) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 5.6(a)(5) or this Section 5.6(a)(6) has been made and (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 5.6(a)(5) or this Section 5.6(a)(6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, the Settlement Rate and Early Settlement Rate in effect at the opening of business on the day following the date of the Expiration Time shall be adjusted by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, of which (A) the numerator shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause
(i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

         (7) Reclassification. The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

         (8) "Current Market Price". The "Current Market Price" of the Common Stock means:

         (a) on any day the average of the Sales Prices for the five consecutive Trading Days preceding the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring computation;

         (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Sale Price of the Common Stock on the Trading Day on which the Initial Public Offering price of the securities being distributed in the Spin-Off is determined; and

         (c) in the case of any other Spin-Off, the average of the Sale Prices of the Common Stock over the first ten Trading Days after the effective date of such Spin-Off.

For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market without the right to receive such issuance or distribution.

         (9) Calculation of Adjustments. All adjustments to the Settlement Rate or Early Settlement Rate, as applicable, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate or Early Settlement Rate, as applicable, shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate or Early Settlement Rate, as applicable, pursuant to paragraph (1), (2),
(3), (4), (5), (6), (7) or (10) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i),
(ii) or (iii) of the definition of Settlement Rate or Early Settlement Rate, as applicable, in Section 5.1(a) will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate or Early Settlement Rate, as applicable, immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.6(a) and the denominator of which shall be the Settlement Rate or Early Settlement Rate, as applicable, immediately before such adjustment; provided, that if such adjustment to the Settlement Rate or Early Settlement Rate, as applicable, is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or (10) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate or Early Settlement Rate, as applicable.

         (10) Increase of Settlement Rate. The Company may make such increases in the Settlement Rate or Early Settlement Rate, as applicable, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

         (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

         In the event of:

         (1) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

         (2) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety,

         (3) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition), or

         (4) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"), each share of Common Stock covered by each Purchase Contract forming a part of an Equity Security Unit or Stripped Unit, as the case may be, immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Purchase Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distributions thereon which have a record date that is prior to the Stock Purchase Date) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Stock Purchase Date, the Settlement Rate then in effect will be applied to the value on the Stock Purchase Date of such securities, cash or other property.

         In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Unit shall have the rights provided by this Section
5.6. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

         Section 5.7 Notice of Adjustments and Certain Other Events.

         (a) Whenever the Settlement Rate and the Early Settlement Rate are adjusted as herein provided, the Company shall:

                  (i) forthwith compute the Settlement Rate, the Early Settlement Rate and the Applicable Market Value in accordance with
         Section 5.6 and prepare and transmit to the Agent an Officer's Certificate setting forth the Settlement Rate, the Early Settlement Rate and the Applicable Market Value, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                  (ii) within ten Business Days following an adjustment to the Settlement Rate and the Early Settlement Rate, pursuant to Section 5.6, provide a written notice to the Holders of the Equity Security Units and Stripped Units of the adjustment and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement

         Rate, the Early Settlement Rate and the Applicable Market Value was determined and setting forth the adjusted Settlement Rate, the Early Settlement Rate and the Applicable Market Value.

         (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Equity Security Units and Stripped Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, the Early Settlement Rate and the Applicable Market Value, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

         Section 5.8 Termination Event; Notice.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Equity Security Units shall thereafter represent the right to receive the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forming a part of such Equity Security Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the applicable Register.

         Section 5.9 Early Settlement.

         (a) Subject to and upon compliance with the provisions of this Section 5.9, a Holder may settle Purchase Contracts underlying Equity Security Units or Stripped Units early ("Early Settlement") at any time from and after the date of this Agreement (i) other than during the period that commences at 5:00 p.m., New York City time, on May 5, 2005 and ends at 9:00 a.m., New York City time, on May 19, 2005 and during the period that commences at 5:00 p.m., New York City time, on June 22, 2005 and ends at 9:00 a.m., New York City time, on July 6, 2005 and
(ii) not later than 11:00 a.m., New York City time, on the eleventh Business Day immediately preceding the Stock Purchase Date. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder must deliver to the Agent at the Corporate Trust Office:

                  (1) the form of "Election to Settle Early" set forth in Exhibit F hereto properly completed and executed (or if such Holder's Equity Security Units or Stripped Units are held in certificated form, the Certificate(s) evidencing the related Equity Security Units or




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

         Stripped Units, as the case may be, duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed); and

                  (2) payment payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to:

                           (A) the product of (i) the Stated Amount of such
                  Equity Security Units or Stripped Units, as the case may be, multiplied by (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                           (B) if such delivery is made with respect to any
                  Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts; provided that no payment shall be required pursuant to clause (B) of this sentence if the Company shall have elected to defer the Contract Adjustment Payments that would otherwise be payable on such Payment Date;

and provided, further, that, at that time, if so required by the United States federal securities laws, a registration statement is in effect and a prospectus is available covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled. Except as provided in the immediately preceding sentence and subject to Section 5.2(d), no payment or adjustment shall be made upon Early Settlement of any Purchase Contract on any Contract Adjustment Payments accumulated on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Equity Security Units or Stripped Units, as the case may be, not later than 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Equity Security Units or Stripped Units, as the case may be, and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Equity Security Units or Stripped Units, as the case may be, shall be the next succeeding Business Day.

         (b) Holders of Equity Security Units that include Notes and Stripped Units may effect Early Settlement only in units of 20 and integral multiples of
20. If a successful remarketing or a Tax Event Redemption has occurred, Holders of Equity Security Units may effect Early Settlement pursuant to this Section
5.9 only in units of 400,000 and integral multiples of 400,000.

         (c) Upon Early Settlement of any Purchase Contract by the Holder of the related Equity Security Units or Stripped Units, as the case may be, the Company shall issue, and the Holder shall be entitled to receive, 2.0886 shares of Common Stock for each Equity Security Unit or Stripped Unit on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.9, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates or book-entry interest for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (d) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, in the case of Equity Security Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

         (e) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interests in the Treasury Portfolio or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of "Election to Settle Early" (i) transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interests in the Treasury Portfolio or Pledged Treasury Securities, as the case may be, forming a part of such Equity Security Units or Stripped Units, as the case may be, and (ii) deliver to the Holder a certificate or certificates or book-entry interest for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (f) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Equity Security Units or Stripped Units, as the case may be, evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, execute on behalf of the Holder thereof and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Equity Security Units or Stripped Units, as the case may be, as to which Early Settlement was not effected.

         (g) Upon Early Settlement of any Purchase Contracts, Contract Adjustment Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contracts shall not be payable.

         Section 5.10 Early Settlement Upon Merger.

         (a) In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.6(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Holder of each Equity Security Unit or Stripped Unit, as the case may be, will have the right to settle the Purchase Contract underlying such Equity Security Units or Stripped Units, as the case may be, prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein; provided, however, that, at that time, if so required under the United States federal securities laws, a registration statement is in effect and a prospectus is available covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled. On or before the fifth Business Day after the completion of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

                   Each such notice shall contain:

                  (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                  (ii) the date, which shall be one Business Day immediately preceding the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                  (iii) the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.6(b);

                  (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                  (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

         (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office not later than 5:00 p.m., New York City time, on the date specified in the notice:

                  (1) the form of "Election to Settle Early" set forth in Exhibit F hereto properly completed and executed (or if such Holder's Equity Security Units or Stripped Units, as the case may be, are held in certificated form, the Certificate(s) evidencing the related Equity Security Units or Stripped Units, as the case may be, with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed; and

                  (2) payment payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount; provided, that, to the extent that the merger consideration consists of cash or cash equivalents, the Company may provide (and so specify in the notice pursuant to Section 5.10(a)) that the Purchase Price payable per Purchase Contract will be offset against the amount of cash and cash equivalents that will be receivable by such Holder upon settlement of the Purchase Contracts as described in the notice to Holders in accordance with Section 5.10(a) (the Early Settlement Amount less the cash offset, if any, the "Merger Early Settlement Amount").

         (c) Holders of Equity Security Units that include Notes and Stripped Units may effect Merger Early Settlement only in units of 20 and multiples of
20. If a successful remarketing or a

Tax Event Redemption has occurred, Holders of Equity Security Units may effect Merger Early Settlement pursuant to this Section 5.10 only in units of 400,000 and integral multiples of 400,000.

         (d) On the Merger Early Settlement Date, the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.6, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, in the case of Equity Security Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee.

         (e) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interests in the Treasury Portfolio or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Equity Security Units or Stripped Units, as the case may be, (i) transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interests in the Treasury Portfolio or Pledged Treasury Securities, as the case may be, forming a part of such Equity Security Units or Stripped Units, as the case may be, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (f) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Equity Security Units or Stripped Units, as the case may be, evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, execute on behalf of the Holder thereof and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Equity Security Units or Stripped Units, as the case may be, as to which Merger Early Settlement was not effected.

         (g) Upon Merger Early Settlement of any Purchase Contracts, Contract Adjustment Payments that would otherwise be payable after the Merger Early Settlement Date with respect to such Purchase Contracts shall not be payable.

         Section 5.11 Charges and Taxes.

         The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing Equity Security Units or Stripped Units or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Equity Security Units and Stripped Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or book-entry interest in Common Stock or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 5.12 No Fractional Shares.

         No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional share in an amount equal to the value of such fractional share times the Closing Price on the date of such settlement. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.12 in a timely manner.

         Section 5.13 Tax Treatment.

         The Company covenants and agrees and each Holder, by purchasing an Equity Security Unit, agrees to:

                  (i) treat a Holder's acquisition of an Equity Security Unit as the acquisition of the Note and Purchase Contract constituting the Equity Security Unit;

                  (ii) treat a Holder's ownership of Stripped Units as the ownership of the Treasury Securities and Purchase Contracts constituting the Stripped Units;

                  (iii) treat each Holder as the owner of the applicable interest in the Collateral Account, including the Note, Treasury Consideration, Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be; and

                  (iv) allocate the purchase price of each Equity Security Unit between the Note and Purchase Contract as $50 and $0, respectively.

         Section 5.14 ERISA.

         Each Holder, by purchasing an Equity Security Unit or Stripped Unit, represents and warrants on each day from and including the date of its acquisition of the Equity Security Unit or Stripped Unit through and including the date of the satisfaction of the obligations under the Purchase Contract and/or the disposition of such Equity Security Unit or Stripped Unit that either
(i) no portion of the assets used by such Holder to acquire the Equity Security Unit or Stripped Unit constitutes the assets of any Plan or (ii) the acquisition, holding and disposition of the Equity Security Unit or Stripped Unit by such Holder does not and will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Laws.

                                  ARTICLE VI.
                                    REMEDIES

         Section 6.1 Unconditional Right of Holders to Purchase Common Stock.

         (a) The Holder of any Equity Security Units or Stripped Units, as the case may be, shall have the right, which is absolute and unconditional, subject to the right of the Company to defer payment thereof pursuant to Section 5.3, and to the forfeiture of any Deferred Contract Adjustment Payments upon Early Settlement pursuant to Section 5.9(a), upon Merger Early Settlement pursuant to
Section 5.10 or upon the occurrence of a Termination Event, to receive payment of each installment of the Contract Adjustment Payments, if any, with respect to the Purchase Contracts constituting a part of such Equity Security Units or Stripped Units, as the case may be, on the respective Payment Dates for such Equity Security Units or Stripped Units, as the case may be, and

         (b) Subject to Sections 5.6 and 5.8, the Holder of any Equity Security Units or Stripped Units, as the case may be, shall have the right, which is absolute and unconditional, to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Equity Security Units or Stripped Units and to institute suit for the enforcement of any such right to purchase Common Stock, and such right shall not be impaired without the consent of such Holder.

         Section 6.2 Restoration of Rights and Remedies.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

         Section 6.3 Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 3.10(f), no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.4 Delay or Omission Not Waiver.

         No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

         Section 6.5 Undertaking For Costs.

         All parties to this Agreement agree, and each Holder of Equity Security Units or Stripped Units, as the case may be, by its acceptance of such Equity Security Units or Stripped Units, as the case may be, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions on any Notes or any Purchase Contract on or after the respective Payment Date therefor in respect of any Equity Security Units or Stripped Units, as the case may be, held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Equity Security Units or Stripped Units, as the case may be, held by such Holder.

         Section 6.6 Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants in or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every power of the Agent and the Holders as though no such law had been enacted.

                                  ARTICLE VII.
                                    THE AGENT

         Section 7.1 Certain Duties, Rights and Immunities.

         (a) The Agent shall act as agent and attorney-in-fact for the Holders of the Equity Security Units and Stripped Units hereunder with such powers as are specifically vested in the Agent by the terms of this Agreement, the Pledge Agreement, the Remarketing Agreement, the Notes, the Equity Security Units and Stripped Units, and any documents evidencing them or related thereto (the "Transaction Documents"), together with such other powers as are reasonably incidental thereto. The Agent:

         (1) shall have no duties or responsibilities except those expressly set forth in the Transaction Documents and no implied covenants or obligations shall be inferred from any Transaction Documents against the Agent, nor shall the Agent be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

         (2) shall be entitled to conclusively rely upon (x) any certificate, order, judgment, opinion, notice or other communication (including, without limitation, any thereof by telephone or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein), (y) the truth of the statements and the correctness of the opinions expressed therein and (z) advice and statements of legal counsel and other experts selected by the Agent;

         (3) shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any Transaction Documents in accordance with instructions given by the Company or the Holders in accordance herewith or with the Transaction Documents;

         (4) shall not be responsible for any recitals contained in any Transaction Document, or in any certificate or other document referred to or provided for in, or received by it under, any Transaction Document or the Equity Security Units or Stripped Units, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document (other than as against the Agent) or the Equity Security Units or Stripped Units or any other document referred to or provided for herein or therein or for any failure by the Company, any Holder or any other Person (except the Agent) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, existence, validity, perfection or maintenance of any security interest created under the Pledge Agreement, or for the use or application by the Company of the proceeds in respect of the Purchase Contracts;

         (5) shall not be required to initiate or conduct any litigation or collection proceedings hereunder;

         (6) shall not be responsible for any action taken or omitted to be taken by it hereunder or under the Transaction Documents or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own negligence, bad faith or willful misconduct; and

         (7) shall not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, the Equity Security Units or Stripped Units or other rights under any Transaction Document.

         (b) No provision of any Transaction Document shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith, or its own willful misconduct, except that:

         (1) this paragraph (b) shall not be construed to limit the effect of paragraph (a) of this Section;

         (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was grossly negligent in ascertaining the pertinent facts; and

         (3) in no event shall the Agent be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         (c) In no event shall the Agent or its officers, employees or agents be liable for any special, indirect, individual, punitive or consequential loss or damages, lost profits or loss of business, arising in connection with any Transaction Document, whether or not the likelihood of such loss or damage was known to the Agent, and regardless of the form of action.

         (d) Whether or not therein expressly so provided, every provision of every Transaction Document relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

         (e) The Agent is authorized to execute and deliver the Pledge Agreement and the Remarketing Agreement and any supplement thereto in its capacity as Agent. The Agent shall be entitled to all of the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Agent under, or actions taken, omitted to be taken or suffered by the Agent pursuant to the Pledge Agreement or the Remarketing Agreement.

         (f) The Agent shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be deemed an agent or subcustodian of the Agent.

         (g) The Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under any Transaction Document arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; acts of terrorism; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

         Section 7.2 Notice of Default.

         Within 30 days after the occurrence of any default by the Company of its obligations hereunder or under one or more Purchase Contracts of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Equity Security Units and Stripped Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

         Section 7.3 Certain Rights of Agent.

         Subject to the provisions of Section 7.1:

         (a) the Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

         (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

         (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

         (g) the rights, privileges, protections, immunities and benefits given to the Agent, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder, and to each custodian and other person employed to act hereunder;

         (h) the Agent shall not be charged with knowledge of any default by the Company hereunder unless a Responsible Officer of the Agent shall have received at the Corporate Trust Office of the Agent written notice of such default; and

         (i) the permissive right of the Agent to do things enumerated in this Agreement shall not be construed as a duty.

         Section 7.4 Not Responsible For Recitals, Etc.

         The recitals contained herein, in any other Transaction Documents and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or any other Transaction Documents. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Equity Security Units or Stripped Units or the Purchase Contracts and shall not be responsible for the perfection, priority or maintenance of any security interests created or intended to be created under the Pledge Agreement.

         Section 7.5 May Hold Equity Security Units and Stripped Units and Other Dealings.

         Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Equity Security Units or Stripped Units, as the case may be, and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent. The Agent and its Affiliates may (without having to account therefor to the Company or any Holder of Equity Security Units or Stripped Units or holder of Separate Notes) accept deposits from, lend money to, make other investments in and generally engage in any kind of banking, trust or other business with the Company, any Holder of Equity Security Units or Stripped Units and any holder of Separate Notes (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Agent and the Agent and its Affiliates may accept fees and other consideration from the Company, any Holder of Equity Security Units or Stripped Units or any holder of Separate Notes without having to account for the same to any such Person.

         Section 7.6 Money Held In Custody.

         Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         Section 7.7 Compensation and Reimbursement.

         The Company agrees to:

         (a) pay to the Agent from time to time compensation for all services rendered by it hereunder or under the Transaction Documents as shall be agreed in writing between the Company and the Agent;

         (b) reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement or the other Transaction Documents (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and

         (c) indemnify the Agent for, and to hold it harmless against, any loss, liability or reasonable out-of-pocket expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties under the other Transaction Documents, including the costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim, whether asserted by the Company, a Holder or any other Person, or liability in connection with the exercise or performance of any of its powers or duties under the Transaction Documents. The Agent shall promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld, provided that any failure to give any such notice shall not affect the obligation of the Company under this Section. The



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

provisions of this Section 7.7 shall survive the termination of any and all Transaction Documents, the satisfaction or discharge of the Equity Security Units or Stripped Units and/ or the Separate Notes or the resignation or removal of the Agent.

         Section 7.8 Corporate Agent Required; Eligibility.

         There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having (or being a member of a bank holding company having) a Corporate Trust Office in the Borough of Manhattan, the City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.9 Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

         (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

         (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units upon delivery of a written notice to the Agent and the Company. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of removal, the Agent to be removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

         (d) If at any time:

         (1) the Agent has a "conflicting interest" (as defined in Section 310(b) of the TIA) and fails to eliminate the conflicting interest or resign pursuant to Section 310(b) of the TIA upon written request therefor by the Company or by any Holder who has been a bona fide Holder of an Equity Security Unit or a Stripped Unit for at least six months, as if this Agreement were an indenture qualified under the TIA; or

         (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

         (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of Equity Security Units or Stripped Equity Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

         (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of Equity Security Units or Stripped Equity Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

         (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

         Section 7.10 Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies, trusts and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers, agencies, trusts and duties of the retiring Agent and duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

         (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers, agencies, trusts and duties referred to in paragraph (a) of this Section.

         (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.



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

         Section 7.11 Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Equity Security Units and Stripped Units.

         Section 7.12 Preservation of Information; Communications to Holders.

         (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

         (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned Equity Security Units or Stripped Units, as the case may be, for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Equity Security Units or Stripped Units, as the case may be, and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Agent for the payment, of the reasonable expenses of such mailing.

         Section 7.13 Failure to Act.

         In the event of any ambiguity in the provisions of any Transaction Document or any dispute between or conflicting claims by or among the parties hereto or any other Person, the Agent shall be entitled, after prompt notice to the Company and the Holders of Equity Security Units and Stripped Units, at its sole option, to refuse to comply with any and all such claims, demands or instructions so long as such dispute or conflict shall continue, and the Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Agent shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, reasonably satisfactory to the Agent, or (ii) the Agent shall have received security or an indemnity reasonably satisfactory to the Agent sufficient to save the Agent harmless from and against any and all loss, liability or reasonable out-of-pocket expense which the Agent may incur by reason of its acting without bad faith, willful misconduct or gross negligence. The Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Agent may deem necessary. Notwithstanding anything contained herein to the contrary, the Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of any Transaction Document, or which would in its opinion subject it or any of its officers, employees or directors to liability.

         Section 7.14 No Obligations of Agent.

         Except to the extent otherwise provided in this Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Equity Security Units or Stripped Units thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article V. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Agent or its officers, employees or agents be liable for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Agent and regardless of the form of action.

         Section 7.15 Tax Compliance.

         (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed on it as a paying agent by applicable tax laws, regulations or administrative practice with respect to any payments made with respect to the Equity Security Units and Stripped Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

         (b) The Agent shall comply with any reasonable written direction timely received from the Company with respect to the application of such requirements to particular payments to Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with
Section 7.1(a)(2).

         (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                 ARTICLE VIII.
                             SUPPLEMENTAL AGREEMENTS

         Section 8.1 Supplemental Agreements Without Consent of Holders.

         Without the consent of any Holders, the Company (when authorized by a Board Resolution) and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, to:



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

         (a) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

         (b) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

         (c) evidence and provide for the acceptance of appointment hereunder by a successor Agent;

         (d) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b) or 5.10; or

         (e) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

         Section 8.2 Supplemental Agreements With Consent of Holders.

         (a) With the consent of the Holders of not less than a majority of the Outstanding Units, with the Equity Security Units and Stripped Units voting together as one class, by Act of such Holders delivered to the Company and the Agent, the Company (when authorized by a Board Resolution) and the Agent may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for the purpose of modifying in any manner the terms of the Purchase Contracts or the provisions of this Agreement or the rights of the Holders in respect of the Equity Security Units and Stripped Units; provided, however, that, no such supplemental agreement shall, without the consent of the Holder of each Equity Security Unit and Stripped Unit affected thereby (in addition to the consent of the Holders of at least a majority of the Outstanding Units, with the Equity Security Units and Stripped Units voting together as one class):

         (1) change any Payment Date;

         (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral, or otherwise adversely affect the Holder's rights in or to such Collateral;

         (3) change any place where, or the coin or currency (or, as provided in Section 5.3(c), Common Stock) in which, any amounts are payable in respect of the Equity Security Units and Stripped Units, increase any amounts payable by Holders in respect of the Equity Security Units and Stripped Units or decrease any other amounts receivable by Holders in respect of the Equity Security Units and Stripped Units;

         (4) reduce any Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payment, or change any place where, or the coin or currency (or, as provided in Section 5.3(c), Common Stock) in which, any Contract Adjustment Payment is payable;

         (5) impair the right to institute suit for the enforcement of any Purchase Contract;

         (6) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the Purchase Price, change the Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Purchase Contract; or

         (7) reduce the percentage of the outstanding Equity Security Units and Stripped Units the consent of whose Holders is required for any such supplemental agreement;

provided, that if any amendment or proposal referred to above would adversely affect only the Equity Security Units or the Stripped Units, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal; provided further, however, that no agreement, whether with or without the consent of Holders shall affect Section 3.16.

         (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 8.3 Execution of Supplemental Agreements.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

         Section 8.4 Effect of Supplemental Agreements.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

         Section 8.5 Reference to Supplemental Agreements.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for outstanding Certificates.

                                  ARTICLE IX.
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 9.1 Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not (a) consolidate with or merge with or into any other Person or (b) sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person (other than one or more of the Company's direct or indirect wholly-owned subsidiaries), unless:

                  (i) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, lease or transfer the properties and assets of the Company as, or substantially as, an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume every covenant of this Agreement, the Equity Security Units, the Stripped Units, the Notes, the Remarketing Agreement and the Pledge Agreement on the part of the Company to be performed or observed by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such Person;

                  (ii) immediately after giving effect to such transaction, no default under this Agreement, the Equity Security Units, the Stripped Units, the Notes, the Remarketing Agreement or the Pledge Agreement shall have happened and be continuing; and

                  (iii) the Company has delivered to the Agent an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement(s) comply with this Section 9.1 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Notwithstanding anything contained herein to the contrary, a direct or indirect wholly-owned subsidiary of the Company to whom the Company has sold, leased or transferred its properties and assets as, or substantially as, an entirety shall be required to expressly assume by a supplemental agreement executed and delivered to the Agent, in form satisfactory to the Agent, all the obligations of the Company under Section 7.7.

         This Section 9.1 shall not apply to any merger or consolidation in which the Company is the surviving corporation.

         Section 9.2 Successor Substituted.

         (a) Upon any consolidation with, or merger of the Company into, any other Person, or any sale, lease or transfer of the properties and assets of the Company as, or substantially as, an entirety in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement, the Equity Security Units, the Stripped Units, the Notes, the Remarketing Agreement and the Pledge Agreement.

         (b) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Equity Security Units and Stripped Units thereafter to be issued as may be appropriate.

                                   ARTICLE X.
                                    COVENANTS

         Section 10.1 Performance Under Purchase Contracts and this Agreement.

         The Company covenants and agrees for the benefit of the Holders from time to time of the Equity Security Units and Stripped Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement. In the case of Early Settlement pursuant to Section 5.9 or Merger Early Settlement pursuant to Section 5.10, if the United States federal securities laws so require, the Company will use commercially reasonable efforts to (i) have in effect a registration statement covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled and (ii) provide a prospectus in connection therewith, in each case that may be used in connection with such Early Settlement or Merger Early Settlement. In addition, if required by applicable law, the Company will use commercially reasonable efforts to ensure that a registration statement covering the full amount of the Notes to be remarketed on the Initial Remarketing Date or any Subsequent Remarketing Date shall be effective in a form that will enable the Remarketing Agent to rely on it in connection with one or more remarketings, as necessary.

         Section 10.2 Maintenance of Office or Agency.

         (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for payment of Contract Adjustment Payments, acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or recreation of Equity Security Units and where notices and demands to or upon the Company in respect of the Equity Security Units and Stripped Units and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, Office of the Agent in The City of New York, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

         (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the

Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Equity Security Units and Stripped Units the Office of the Agent in The City of New York and appoints the Agent at the Office of the Agent in The City of New York as paying agent in such city.

         Section 10.3 Company to Reserve Common Stock.

         The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Equity Security Units and Stripped Units evidenced by outstanding Certificates.

         Section 10.4 Covenants as to Common Stock.

         The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

         Section 10.5 Statements of Officer of the Company as to Default.

         The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such officer may have knowledge.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                            EL PASO CORPORATION



                                            By: /s/ John J. Hopper
                                                --------------------------------
                                                Name: John J. Hopper
                                                Title: Vice President and
                                                       Treasurer



                                            JPMORGAN CHASE BANK,
                                            as Purchase Contract Agent

                                            By: /s/ R. Lorenzen
                                                --------------------------------
                                                Name: R. Lorenzen
                                                Title: Assistant Vice President

                                    EXHIBIT A

                    FORM OF EQUITY SECURITY UNITS CERTIFICATE

         [FOR INCLUSION IN GLOBAL EQUITY SECURITY UNITS CERTIFICATES ONLY -- THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

               (Form of Face of Equity Security Units Certificate)

No.:______________                                        CUSIP No.: 28336L 20 8
Number of Equity Security Units:____________

                               EL PASO CORPORATION

                              EQUITY SECURITY UNITS

         This Equity Security Units Certificate certifies that [For inclusion in Global Equity Security Units Certificates only -- Cede & Co., as nominee for The Depository Trust Company] is the registered Holder of the number of Equity Security Units set forth above [For inclusion in Global Certificates only - or such other number of Equity Security Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Equity Security Unit represents (i) (a) beneficial ownership by the Holder of one Senior Note Due August 16, 2007 (the "Note") of El Paso Corporation, a Delaware corporation (the "Company"), having a principal amount of $50, subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement, or (b) if the Note has been remarketed by the Remarketing Agent, the Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, or (c) if a Tax Event Redemption has occurred, the Applicable Ownership Interest in the Treasury Portfolio subject to the Pledge of such Applicable Ownership Interest in the Treasury Portfolio pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Note, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, constituting part of each Equity Security Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Equity Security Unit.

         The Pledge Agreement provides that all payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds:

                  (i) in the case of (A) quarterly cash distributions on Equity Security Units which include Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio and (B) any payments in respect of the Notes, Treasury Consideration or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, not later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business
         Day) and

                  (ii) in the case of payments in respect of any Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Equity Security Units of which such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Equity Security Units.

         Quarterly distributions on Equity Security Units which include Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, which are payable quarterly in arrears on February 16, May 16, August 16 and November 16 each year (each, a "Payment Date"), commencing August 16, 2002, shall, subject to receipt thereof by the Agent from the Collateral Agent (if the Collateral Agent is the registered owner thereof), be paid by the Agent to the Person in whose name this Equity Security Units Certificate (or a Predecessor Equity Security Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Equity Security Units Certificate to purchase, and the Company to sell, on August 16, 2005 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of newly issued shares of common stock, par value $3.00 per share ("Common Stock"), of the Company, equal to the Settlement Rate unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an

Early Settlement or Merger Early Settlement with respect to the Equity Security Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         Payments on the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, will be payable at the Office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Equity Security Units Register or by wire transfer to an account specified by such Person at least five Business Days prior to the applicable Payment Date.

         The Company shall pay on each Payment Date in respect of each Purchase Contract forming part of an Equity Security Unit evidenced hereby an amount (the "Contract Adjustment Payment") equal to 2.86% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments shall be payable to the Person in whose name this Equity Security Units Certificate (or a Predecessor Equity Security Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the Office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Equity Security Units Register or by wire transfer to the account designated to the Agent by a prior written notice by such Person delivered at least five Business Days prior to the applicable Payment Date.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Equity Security Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            EL PASO CORPORATION


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            HOLDER SPECIFIED ABOVE (as to
                                             obligations of such Holder under
                                             the Purchase Contracts evidenced
                                             hereby)

                                            By: JPMORGAN CHASE BANK, not
                                                individually but solely as
                                                Attorney-in-Fact of such Holder

                                            By:
                                                --------------------------------
                                                Authorized Officer


Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Equity Security Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

                                       JPMORGAN CHASE BANK,
                                       as Purchase Contract Agent


Dated:                                 By:
                                          --------------------------------------
                                          Authorized Officer

             (Form of Reverse of Equity Security Units Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of June 26, 2002 (as may be amended or supplemented from time to time, the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Equity Security Units Certificates are executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Equity Security Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Equity Security Units of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

                  (a) if the Applicable Market Value (as defined below) is greater than or equal to $23.94 (the "Threshold Appreciation Price"),
         2.0886 shares of Common Stock per Purchase Contract;

                  (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $19.95 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Equity Security Units divided by the Applicable Market Value; and

                  (c) if the Applicable Market Value is less than or equal to the Reference Price, 2.5063 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date; provided, that, in the case of a Merger Early Settlement, the 20 consecutive Trading Days shall end on the date of completion of the Cash Merger.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement. Each Purchase Contract evidenced hereby which is settled either through Early Settlement or Merger Early Settlement shall obligate the Holder of the related Equity Security Unit to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or the applicable Settlement Rate (in the case of a Merger Early Settlement).

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Equity Security Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby:

                  (i) by effecting a Cash Settlement, Early Settlement or Merger Early Settlement;

                  (ii) by application of cash received in respect of the Pledged Treasury Consideration acquired from the proceeds of the successful remarketing of the related Pledged Notes underlying the Equity Security Units represented by this Equity Security Units Certificate;

                  (iii) if a Tax Event Redemption has occurred prior to the date of the successful remarketing of the Notes, by application of cash received in respect of the Pledged Applicable Ownership Interest (as specified in clause (A) of the definition of Applicable Ownership Interest) in the Treasury Portfolio purchased by the Collateral Agent on behalf of the Holder of this Equity Security Units Certificate; or

                  (iv) upon the occurrence of the Last Failed Remarketing, by the retention by the Company of the Pledged Note underlying the Equity Security Units represented by this Equity Security Units Certificate.

         If, as provided in the Purchase Contract Agreement, upon the occurrence of the Last Failed Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Notes related to this Equity Security Units Certificate, any accrued and unpaid interest on such Pledged Notes will become payable by the Company to the Holder of this Equity Security Units Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates or book-entry interest therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth, which payment, in the case of Equity Security Units upon the occurrence of the Last Failed Remarketing, shall occur by the resale or retention and cancellation of such Pledged Notes.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Equity Security Units a notice:

                  (a) containing such information as is contained in the notice or solicitation,

                  (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes constituting a part of such Holder's Equity Security Units and

                  (c) stating the manner in which such instructions may be given.

Upon the written request of the Holders of Equity Security Units on such record date received by the Agent at least six days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Equity Security Unit, the Agent shall abstain from voting the Pledged Note evidenced by such Equity Security Unit.

         The Equity Security Units Certificates are issuable only in registered form and only in denominations of a single Equity Security Unit and any integral multiple thereof. The transfer of any Equity Security Units Certificate will be registered and Equity Security Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Equity Security Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         A Holder of Equity Security Units may substitute for the Pledged Notes securing its obligations under the related Purchase Contracts Treasury Securities in accordance with the terms of, and subject to the limitations set forth in, the Purchase Contract Agreement and the Pledge Agreement. Holders may make Collateral Substitutions only in integral multiples of 20 Equity Security Units. From and after such Collateral Substitution, the Units for which such Pledged

Treasury Securities secure the Holder's obligation under the Purchase Contract shall be referred to as "Stripped Units." A Holder that elects to substitute a Treasury Security for Pledged Notes thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Equity Security Unit remains in effect, the rights and obligations of the Holder of such Equity Security Unit in respect of the Pledged Note, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and Purchase Contract constituting such Equity Security Unit may be transferred and exchanged only as an Equity Security Unit.

         A Holder of Stripped Units may recreate Equity Security Units by delivering to the Collateral Agent Notes in exchange for the release of the Pledged Treasury Securities in accordance with the terms of, and subject to the limitations set forth in, the Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Equity Security Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Equity Security Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer Contract Adjustment Payments as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of 6.14% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, the Company may elect to pay each Holder on the Stock Purchase Date in respect of the Deferred Contract Adjustment Payments, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (A) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder (net of any required tax withholding on such Deferred Contract Adjustment Payments, which shall be remitted to the appropriate taxing jurisdiction) divided by (B) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its Common Stock other than:

                  (i) purchases, redemptions or acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments;

                  (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock;

                  (iii) the purchase of fractional interests in shares of any series of the Company's Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged;

                  (iv) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of any series of Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock); or

                  (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, and the rights of the Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Equity Security Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the

Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Equity Security Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), by the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Equity Security Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Equity Security Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Equity Security Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions of the Purchase Contracts, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the Treasury Consideration or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying this Equity Security Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         The Company and each Holder of an Equity Security Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat:

                  (i) the purchase of the Equity Security Unit as the purchase of the Note and the Purchase Contract constituting the Equity Security Unit and to allocate the purchase price of the Equity Security Unit between the Note and the Purchase Contract as $50 and $0, respectively; and

                  (ii) the Holder as the owner of the applicable interest in the Collateral Account, including the Notes, Treasury Consideration or Applicable Ownership Interests in the Treasury Portfolio, as the case may be.

         Each Holder of an Equity Security Unit represents and warrants on each day from and including the date of its acquisition of the Equity Security Unit through and including the date of the satisfaction of the obligations under the Purchase Contract and/or the disposition of such

Equity Security Unit that either (i) no portion of the assets used by such Holder to acquire the Equity Security Unit constitutes the assets of any Plan or
(ii) the acquisition, holding and disposition of the Equity Security Unit by such Holder does not and will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Laws.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Outstanding Units, with the Equity Security Units and Stripped Units voting together as one class.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         Each Holder of an Equity Security Unit, by its acceptance thereof, the Company and the Agent each submit to the jurisdiction of the courts of the State of New York and the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby. Each Holder of an Equity Security Unit, by its acceptance thereof, the Company and the Agent each waive any objection that any of them may have to the venue of any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, was brought in an inconvenient court and agrees not to plead or claim the same.

         Each Holder of an Equity Security Unit, by its acceptance thereof, the Company and the Agent each acknowledge and agree that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore irrevocably and unconditionally waive any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of relating to this Agreement or the transactions contemplated hereby.

         The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Equity Security Units Certificate is registered as the owner of the Equity Security Units evidenced hereby for the purpose of receiving quarterly payments on the Notes, the Treasury Consideration or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever (subject to the Record Date provisions hereof), whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection by any Holder at the Corporate Trust Office.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                as tenants in common
UNIF GIFT MIN ACT -      Custodian
                         (cust)                   (minor)
                         Under Uniform Gifts to Minors Act
                                                  (State)
TEN ENT -                as tenants by the entireties
JT TEN -                 as joint tenants with right of survivorship
                         and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



            (Please insert Social Security or Taxpayer I.D. or other
                        Identifying Number of Assignee)



                (Please Print or Type Name and Address Including
                          Postal Zip Code of Assignee)

the within Equity Security Units Certificate and all rights thereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer said Equity Security Units Certificate on the books of El Paso Corporation with full power of substitution in the premises.

Dated:
      ----------------------------------
Signature:
          ------------------------------

         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Equity Security Units Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:                            .
                     ---------------------------

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Equity Security Units evidenced by this Equity Security Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                      Signature:
       -----------------------                         -------------------------
                                            Signature Guarantee:
                                                                 ---------------
                                            (if assigned to another person)

If shares are to be registered in the       REGISTERED HOLDER
name of and delivered to a Person other
than the Holder, please (i) print such      Please print name and address of
Person's name and address and (ii)          Registered Holder:
provide a guarantee of your signature:

Name                                        Name

Address                                     Address

Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Equity Security Units Certificate hereby irrevocably exercises the option to effect Early Settlement or Merger Early Settlement, as applicable, in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Equity Security Units evidenced by this Equity Security Units Certificate specified below. Holders of Equity Security Units that include Notes may effect Early Settlement or Merger Early Settlement only in units of 20 and integral multiples of 20. If a successful remarketing or a Tax Event Redemption has occurred, Holders of Equity Security Units may effect Early Settlement or Merger Early Settlement only in units of 400,000 and integral multiples of 400,000. The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon such Early Settlement or Merger Early Settlement, as applicable, be registered in the name of, and delivered, together with a check in payment for any fractional share and any Equity Security Units Certificate representing any Equity Security Units evidenced hereby as to which Early Settlement or Merger Early Settlement, as applicable, of the related Purchase Contracts is not effected, be registered in the name of, and delivered, to the undersigned at the address indicated below unless a different name and address have been indicated below. The Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement or Merger Early Settlement, as applicable, will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

                                   Check one:

  [ ]   Early Settlement                          [ ]  Merger Early Settlement



Dated:                                    Signature:
       --------------------                          ---------------------------
                                          Signature Guarantee:
                                                               -----------------


         Number of Equity Security Units evidenced hereby as to which Early Settlement or Merger Early Settlement, as applicable, of the related Purchase Contracts is being elected:

If shares of Common Stock are to be registered           REGISTERED HOLDER
in the name of and delivered to, and Pledged
Notes, Pledged Treasury Consideration or                 Please print name and
Pledged Applicable Ownership Interests in the            address of Registered
Treasury Portfolio, as the case may be, are to           Holder:
be transferred to, a Person other than the Holder, please print such Person's name and address:

Name                                                     Name

Address                                                  Address

Social Security or other Taxpayer
Identification Number, if any

         Transfer instructions for Pledged Notes, Pledged Treasury Consideration or the Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Merger Early Settlement:

       [TO BE ATTACHED TO GLOBAL EQUITY SECURITY UNITS CERTIFICATES ONLY]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Equity Security Units Certificate have been made:

                                                                    Stated Amount of the
                 Amount of Decrease in    Amount of Increase in    Global Equity Security
                 Stated Amount of the     Stated Amount of the       Units Certificate
                Global Equity Security   Global Equity Security   Following Such Decrease        Signature of
     Date          Units Certificate        Units Certificate           or Increase           Authorized Officer
     ----       ----------------------   ----------------------   -----------------------     ------------------

                                    EXHIBIT B

                       FORM OF STRIPPED UNITS CERTIFICATE

         [FOR INCLUSION IN GLOBAL STRIPPED UNITS CERTIFICATES ONLY -- THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                  (Form of Face of Stripped Units Certificate)

No.:______________                                     CUSIP No.: 28336L 30 7
Number of Stripped Units:____________

                               EL PASO CORPORATION

                                 STRIPPED UNITS

         This Stripped Units Certificate certifies that [For inclusion in Global Stripped Units Certificates only -- Cede & Co., as nominee for The Depository Trust Company] is the registered Holder of the number of Stripped Units set forth above [For inclusion in Global Certificates only - or such other number of Stripped Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Stripped Unit represents (i) a 1/20 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with El Paso Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Units.

         Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date, at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, par value $3.00 per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         The Company shall pay on each Payment Date in respect of each Purchase Contract forming part of a Stripped Units evidenced hereby an amount (the "Contract Adjustment Payments") equal to 2.86% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments shall be payable to the Person in whose name this Stripped Units Certificate (or a Predecessor Stripped Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments, if any, will be payable at the Office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Stripped Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       EL PASO CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                                       By: JPMORGAN CHASE BANK, not individually
                                           but solely as Attorney-in-Fact of
                                           such Holder


                                       By:
                                           -------------------------------------
                                           Authorized Officer


Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Stripped Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

                                       JPMORGAN CHASE BANK,
                                       as Purchase Contract Agent


Dated:                                 By:
                                          --------------------------------------
                                          Authorized Officer

                     (Reverse of Stripped Units Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of June 26, 2002 (as may be amended or supplemented from time to time, the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Units Certificates are executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Stripped Units of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

                  (a) if the Applicable Market Value (as defined below) is greater than or equal to $23.94 (the "Threshold Appreciation Price"),
         2.0886 shares of Common Stock per Purchase Contract;

                  (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $19.95 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Stripped Units divided by the Applicable Market Value; and

                  (c) if the Applicable Market Value is less than or equal the Reference Price, 2.5063 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date; provided, that, in the case of a Merger Early Settlement, the 20 consecutive Trading Days shall end on the date of completion of the Cash Merger.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement. Each Purchase Contract evidenced hereby which is settled either through Early Settlement or Merger Early Settlement shall obligate the Holder of the related Stripped Unit to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or the applicable Settlement Rate (in the case of a Merger Early Settlement).

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby:

                  (i) by effecting an Early Settlement, Merger Early Settlement or Cash Settlement; or

                  (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates or book-entry interest therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Units and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         A Holder of Stripped Units may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contracts Notes in accordance with the terms of, and subject to the limitations set forth in, the Purchase Contract Agreement and the Pledge Agreement. Holders may recreate Equity Security Units only in integral multiples of 20 Stripped Units. From and after such substitution, the Units for which such Pledged Notes secure the Holder's obligation under the Purchase Contract shall be referred to as "Equity Security Units." A Holder that elects to substitute Notes for Pledged Treasury Securities, thereby recreating Equity Security Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, the rights and obligations of the Holder of such Stripped Units in respect of the Pledged Treasury Security and the Purchase Contract constituting such Stripped Units may be transferred and exchanged only as a Stripped Unit.

         Subject to the next succeeding paragraph, the Company shall pay on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Stripped Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the Office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Stripped Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer Contract Adjustment Payments as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of 6.14% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, the Company may elect to pay each Holder on the Stock Purchase Date in respect of the Deferred Contract Adjustment Payments, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (A) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder (net of any required tax withholding on such Deferred Contract Adjustment Payments, which shall be remitted to the appropriate taxing jurisdiction) divided by (B) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its Common Stock other than:

                  (i) purchases, redemptions or acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments;

                  (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock;

                  (iii) the purchase of fractional interests in shares of any series of the Company's Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged;

                  (iv) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of any series of Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock; or

                  (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), by the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stripped Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Stripped Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions of the Purchase Contracts, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         The Company and each Holder of any Stripped Units, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat:

                  (i) the ownership of Stripped Units as the ownership of the Purchase Contract and the Treasury Securities; and

                  (ii) the Holder as the owner of the applicable interest in the Collateral Account, including the Treasury Securities.

         Each Holder of a Stripped Unit represents and warrants on each day from and including the date of its acquisition of the Stripped Unit through and including the date of the satisfaction of the obligation under the Purchase Contract and/or the disposition of such Stripped Unit that either (i) no portion of the assets used by such Holder to acquire the Stripped Unit constitute the assets of any Plan or (ii) the acquisition, holding and disposition of the Stripped Unit by such Holder does not and will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Laws.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Outstanding Units, with the Equity Security Units and Stripped Units voting together as one class.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         Each Holder of a Stripped Unit, by its acceptance thereof, the Company and the Agent each submit to the jurisdiction of the courts of the State of New York and the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby. Each Holder of a Stripped Unit, by its acceptance thereof, the Company and the Agent each waive any objection that any of them may have to the venue of any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, City of New York and State of New York, was brought in an inconvenient court and agrees not to plead or claim the same.

         Each Holder of a Stripped Unit, by its acceptance thereof, the Company and the Agent each acknowledge and agree that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore irrevocably and unconditionally waive any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of relating to this Agreement or the transactions contemplated hereby.

         The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of receiving any Contract Adjustment Payments and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever (subject to the Record Date provisions hereof), whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection by any Holder at the Corporate Trust Office.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                 As tenants in common
UNIF GIFT MIN ACT -       Custodian
                          (cust)   (minor)
                          Under Uniform Gifts to Minors Act
                          (State)
TEN ENT -                 As tenants by the entireties
JT TEN -                  as joint tenants with right of survivorship and
                          not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



            (Please insert Social Security or Taxpayer I.D. or other
                        Identifying Number of Assignee)

             (Please Print or Type Name and Address Including Postal
                             Zip Code of Assignee)

the within Stripped Units Certificate and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ attorney to transfer said Stripped Units Certificate on the books of El Paso Corporation with full power of substitution in the premises.

Dated:                                 Signature:
       ----------------------                     ------------------------------


                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped Units Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                     ---------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                      Signature:
       -------------------            ------------------------------------------
                            Signature Guarantee:
                                                 -------------------------------
                                                 (if assigned to another person)

If shares are to be registered in the        REGISTERED HOLDER
name of and delivered to a Person other
than the Holder, please (i) print such       Please print name and address of
Person's name and address and (ii)           Registered Holder:
provide a guarantee of your signature:

Name                                         Name


Address                                      Address


Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement or Merger Early Settlement, as applicable, in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. Holders of Stripped Units may effect Early Settlement or Merger Early Settlement only in units of 20 and integral multiples of 20. The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon such Early Settlement or Merger Early Settlement, as applicable, be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement or Merger Early Settlement, as applicable, of the related Purchase Contracts is not effected, be registered in the name of and delivered, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement or Merger Early Settlement, as applicable, will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

                                   Check one:

         [ ]    Early Settlement                [ ]    Merger Early Settlement



Dated:                            Signature:
       -------------------                   -----------------------------------

                                  Signature Guarantee:
                                                       -------------------------
         Number of Stripped Units evidenced hereby as to which Early Settlement or Merger Early Settlement, as applicable, of the related Purchase Contracts is being elected:

If shares of Common Stock are to be             REGISTERED HOLDER
registered in the name of and delivered to,
and Pledged Treasury Securities are to be       Please print name and address of
transferred to, a Person other than the         Registered Holder:
Holder, please print such Person's name
and address:

Name                                            Name

Address                                         Address


Social Security or other Taxpayer
Identification Number, if any

         Transfer instructions for Pledged Treasury Securities transferable upon Early Settlement or a Merger Early Settlement:

           [TO BE ATTACHED TO GLOBAL STRIPPED UNITS CERTIFICATES ONLY]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Stripped Units Certificate have been made:

                                                                     Stated Amount of the
                   Amount of Decrease in    Amount of Increase in    Global Stripped Units
                   Stated Amount of the     Stated Amount of the     Certificate Following
                  Global Stripped Units    Global Stripped Units       Such Decrease or      Signature of Authorized
      Date              Certificate              Certificate               Increase                  Officer
      ----        ----------------------   ---------------------     ---------------------   -----------------------

                                    EXHIBIT C

                    INSTRUCTION FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                     REGARDING CREATION OF STRIPPED UNITS OR
                       RECREATION OF EQUITY SECURITY UNITS

The Bank of New York, as Collateral Agent
101 Barclay Street
New York, New York 10286
Attention:  Corporate Trust Department
Facsimile:  (212) 328-8243

         Re: Equity Security Units and Stripped Units of El Paso Corporation (the "Company")

         We hereby notify you in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated as of June 26, 2002, (the "Pledge Agreement") among you, as Collateral Agent, Custodial Agent and Securities Intermediary, the Company and us, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Equity Security Units and Stripped Units, that the Holder of [Equity Security Units] [Stripped Units] listed below (the "Holder") has elected to substitute [$_____ aggregate principal amount of Treasury Securities (CUSIP No. 912803 AG 8)] [$_______ aggregate principal amount of Notes] in exchange for the related [Pledged Notes] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Notes] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Notes], and upon the payment by such Holder of any applicable fees, to release the [Notes] [Treasury Securities] related to such [Equity Security Units] [Stripped Units] to us in accordance with the Holder's instructions. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
       ---------------------
                                            JPMORGAN CHASE BANK,
                                            as Purchase Contract Agent

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Notes] for the [Pledged Notes] [Pledged Treasury Securities]:

Name:

Social Security or other Taxpayer
Identification Number, if any:

Address:

                                    EXHIBIT D

                             INSTRUCTION FROM HOLDER
                           TO PURCHASE CONTRACT AGENT
                     REGARDING CREATION OF STRIPPED UNITS OR
                       RECREATION OF EQUITY SECURITY UNITS

JPMorgan Chase Bank, as Purchase Contract Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services
Facsimile: (212) 946-8159

         Re: Equity Security Units and Stripped Units of El Paso Corporation (the "Company")

         The undersigned Holder hereby [instructs you, in your capacity as custodian for the Depositary, to decrease the number of [Equity Security Units evidenced by the Global Equity Security Units Certificate(s)] [Stripped Units evidenced by the Global Stripped Units Certificate(s)] and] notifies you that it has delivered to The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary [$_______ aggregate principal amount of Treasury Securities (CUSIP No. 912803 AG 8)] [$_______ aggregate principal amount of Notes] in exchange for the related [Pledged Notes] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated June 26, 2002 (the "Pledge Agreement"), among you, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Equity Security Units and Stripped Units, the Company, the Collateral Agent, Custodial Agent and Securities Intermediary. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes] [Pledged Treasury Securities] related to such [Equity Security Units] [Stripped Units]. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:                                   Signature
       ------------------------                   ------------------------------
                                        Signature Guarantee:
                                                            --------------------

Please print name and address of Registered Holder:

Name:

Social Security or other Taxpayer Identification Number, if any:

Address:

                                    EXHIBIT E

                            NOTICE TO SETTLE BY CASH

JPMorgan Chase Bank, as Purchase Contract Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services
Facsimile: (212) 946-8159

         Re:   Equity Security Units of El Paso Corporation (the "Company")

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Purchase Contract Agreement dated as of June 26, 2002 between the Company and you, as Purchase Contract Agent, that such Holder has elected to pay to the Collateral Agent, prior to 11:00 a.m., New York City time, on the eighth Business Day immediately preceding the Stock Purchase Date (in lawful money of the United States by [certified check] [cashiers check] [wire transfer], in each case in immediately available funds), $_________ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Stock Purchase Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such Cash Settlement with respect to the Purchase Contracts related to such Holder's Equity Security Units.

Date:
       ------------------------         ----------------------------------------
                                        Signature

                                        Signature Guarantee:
                                                            --------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Social Security or other Taxpayer Identification Number, if any:

                                    EXHIBIT F

                            ELECTION TO SETTLE EARLY


JPMorgan Chase Bank, as Purchase Contract Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services
Facsimile: (212) 946-8159

         Re: Equity Security Units and Stripped Units of El Paso Corporation (the "Company")

         The undersigned Holder of [Equity Security Units evidenced by the Global Equity Security Units Certificate(s)] [Stripped Units Evidenced by the Global Stripped Units Certificate(s)] hereby irrevocably exercises the option to effect Early Settlement or Merger Early Settlement, as applicable, in accordance with [Section 5.9] [Section 5.10] of the Purchase Contract Agreement dated as of June 26, 2002 between the Company and you, as Purchase Contract Agent, with respect to the Purchase Contracts underlying the number of [Equity Security Units][Stripped Units] specified below. Holders of Equity Security Units that include Notes and Stripped Units may effect Early Settlement or Merger Early Settlement only in units of 20 and integral multiples of 20. If a successful remarketing or a Tax Event Redemption has occurred, Holders of Equity Security Units may effect Early Settlement or Merger Early Settlement only in units of 400,000 and integral multiples of 400,000. The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon such Early Settlement or Merger Early Settlement, as applicable, be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio] [Pledged Treasury Securities] deliverable upon such Early Settlement or Merger Early Settlement, as applicable, will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

                                   Check one:

         [ ]   Early Settlement                 [ ]    Merger Early Settlement



Date:                                   Signature
       ------------------------                   ------------------------------
                                        Signature Guarantee:
                                                            --------------------



         Number of [Equity Security Units] [Stripped Units] as to which Early Settlement or Merger Early Settlement, as applicable, of the related Purchase Contracts is being elected:

If shares of Common Stock are to be registered in            REGISTERED HOLDER
the name of and delivered to, and [Pledged Notes,
Pledged Treasury Consideration or Pledged                    Please print name
Applicable Ownership Interests in the Treasury               and address of
Portfolio] [Pledged Treasury Securities] are to be           Registered Holder:
transferred to, a Person other than the Holder, please print such Person's name and address:

Name                                                         Name

Address                                                      Address

Social Security or other Taxpayer
Identification Number, if any

         Transfer instructions for [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interests in the Treasury Portfolio] [Pledged Treasury Securities] transferable upon Early Settlement or Merger Early Settlement:



                                      F-2